SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Variable Insurance Products Fund V

(Name of Registrant as Specified In Its Charter)

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I M P O R T A N T

PLEASE CAST YOUR VOTE NOW!
FIDELITY® VARIABLE INSURANCE PRODUCTS
Freedom Retirement Portfolio (Formerly Freedom Income Portfolio)
Freedom 2010 Portfolio
Freedom 2015 Portfolio
Freedom 2020 Portfolio
Freedom 2025 Portfolio
Freedom 2030 Portfolio
Freedom 2035 Portfolio
Freedom 2040 Portfolio
Freedom 2045 Portfolio
Freedom 2050 Portfolio
Freedom 2055 Portfolio
Freedom 2060 Portfolio
Freedom 2065 Portfolio
Freedom 2070 Portfolio
Initial Class, Service Class and Service Class 2
Investor Freedom® Retirement Portfolio (Formerly Investor Freedom Income® Portfolio)
Investor Freedom® 2010 Portfolio
Investor Freedom® 2015 Portfolio
Investor Freedom® 2020 Portfolio
Investor Freedom® 2025 Portfolio
Investor Freedom® 2030 Portfolio
Investor Freedom® 2035 Portfolio
Investor Freedom® 2040 Portfolio
Investor Freedom® 2045 Portfolio
Investor Freedom® 2050 Portfolio
Freedom Lifetime Income I Portfolio
Freedom Lifetime Income II Portfolio
Freedom Lifetime Income III Portfolio
Each a Series of Variable Insurance Products Fund V
Dear Shareholder:
A special meeting of shareholders of the Fidelity funds (the funds or the VIP Freedom Funds) mentioned above will be held on October 14, 2026. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder and a valued Fidelity customer, you can make your voice heard.
Proxy campaigns are costly, so your timely vote will help to control proxy expenses. This letter and accompanying proxy statement contain important information about the proposal and the materials to use when casting your vote.
Please read the enclosed proxy materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.
The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal is in the best interests of shareholders:
Proposal – To approve an amended and restated management contract between the fund and Fidelity Management & Research Company LLC.
The Trustees recommend that you vote for the proposal.
The following Q&A is provided to assist you in understanding the proposal. The proposal is also described in greater detail in the enclosed proxy statement.
Voting is quick and easy. Everything you need is included with the proxy materials. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. Be sure to sign the card(s) or form(s) before mailing them in the postage-paid envelope.
If you have any questions before you vote, please call Fidelity at the toll-free number on your proxy card(s). We will be glad to help you submit your vote. Thank you for voting your shares and for your confidence in entrusting Fidelity with your investments.
Sincerely,

Jennifer Toolin McAuliffe
Chairman

Important information to help you understand and vote on the proposal
Please read the full text of the proxy statement. We have provided a brief overview of the proposal to be voted upon below. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.
What proposal am I being asked to vote on?
As more fully described in the Proposal in the attached proxy statement, shareholders of each fund are being asked to approve an amended and restated management contract between the fund and Fidelity Management & Research Company LLC (FMR).
Has the Board of Trustees approved the proposal?
Yes. The Board of Trustees has carefully reviewed the proposal and approved the amended and restated management contracts. The Board of Trustees unanimously recommends that you vote in favor of your fund’s amended and restated management contract by approving the Proposal.
Why is Fidelity proposing that shareholders approve amended and restated management contracts for the VIP Freedom Funds?
The VIP Freedom Funds invest in other mutual funds managed by Fidelity. Shareholders of the VIP Freedom Funds are not charged a management fee for their investments in the VIP Freedom Funds. Instead, shareholders of the VIP Freedom Funds pay fees indirectly through their funds’ holdings in the various underlying funds that are managed by Fidelity.
The current structure of the VIP Freedom Funds leads to fluctuations in fund expenses because the fees that a VIP Freedom Fund shareholder pays indirectly will vary depending on each VIP Freedom Fund’s investments in underlying funds. In an effort to achieve more stable and predictable expenses for VIP Freedom Fund shareholders, Fidelity is proposing a new pricing structure for each fund that will reduce the overall expenses that VIP Freedom Fund shareholders pay and provide for less fluctuation in fund expenses. Under the new structure, each VIP Freedom Fund will charge shareholders for all of its operating expenses directly and will transition its investments to underlying funds (Series Funds) that do not have management fees or other expenses, with limited exceptions.
How will shareholders of the VIP Freedom Funds benefit from the new pricing structure?
If shareholders of each VIP Freedom Fund approve the new pricing structure, overall expenses for each VIP Freedom Fund will decrease by at least 0.02% per year, compared to each VIP Freedom Fund’s total annual operating expenses as of December 31, 2025. The new pricing structure would also lead to more stable and predictable total expenses than shareholders experience today.
Under the current structure, a VIP Freedom Fund’s decision to sell one underlying fund and buy another can result in shifting expense levels for that VIP Freedom Fund. For example, if, in response to market conditions, Fidelity allocates more of a VIP Freedom Fund’s assets to underlying funds with higher total expenses, a VIP Freedom Fund shareholder’s overall expenses would increase. Under the new structure, each VIP Freedom Fund would invest in Series Funds that do not have management fees or other expenses, with certain limited exceptions, so investment decisions would generally not affect the overall expenses that VIP Freedom Fund shareholders pay.
What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposal is not approved?
To facilitate receiving a sufficient number of votes, we may need to take further action. Broadridge Financial Solutions, Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they receive the enclosed proxy materials to avoid additional mailings or telephone calls.
Is approval of my fund’s management contract contingent on approval by shareholders of other funds?
In order for the contract amendments to take effect, shareholders of each fund within a product line (for these purposes, the VIP Freedom, VIP Investor Freedom, and VIP Freedom Lifetime Income funds are three distinct product lines) must approve the proposal. If shareholders of one or more of the funds within a product line do not approve the proposal, no fund within that product line will amend its management contract.
Who will bear the expenses associated with the proposal?
FMR will bear the expenses associated with the proposal.
What role does the Board play?
The Trustees serve as representatives of the funds’ shareholders. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

General Questions on the Proxy
Who is Broadridge Financial Solutions, Inc.?
Broadridge Financial Solutions, Inc. is a third-party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not met (or the required vote is not achieved), the meeting may adjourn to a future date. The campaign attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be adjourned. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.
How many votes am I entitled to cast?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a VIP Freedom Fund on the record date, with fractional dollar amounts entitled to a proportional fractional vote. The record date is August 17, 2026.
How do I vote my shares?
Voting is quick and easy. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. Be sure to sign the card(s) or form(s) before mailing them in the postage-paid envelope. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-877-208- 0098.
How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.
Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

1.9922904.100 VIPFF26-PXL-0826

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on October 14, 2026
The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at
www.proxyvote.com/proxy
FIDELITY® VARIABLE INSURANCE PRODUCTS
FREEDOM RETIREMENT PORTFOLIO (FORMERLY FREEDOM INCOME PORTFOLIO)
FREEDOM 2010 PORTFOLIO
FREEDOM 2015 PORTFOLIO
FREEDOM 2020 PORTFOLIO
FREEDOM 2025 PORTFOLIO
FREEDOM 2030 PORTFOLIO
FREEDOM 2035 PORTFOLIO
FREEDOM 2040 PORTFOLIO
FREEDOM 2045 PORTFOLIO
FREEDOM 2050 PORTFOLIO
FREEDOM 2055 PORTFOLIO
FREEDOM 2060 PORTFOLIO
FREEDOM 2065 PORTFOLIO
FREEDOM 2070 PORTFOLIO
INITIAL CLASS, SERVICE CLASS, AND SERVICE CLASS 2
INVESTOR FREEDOM® RETIREMENT PORTFOLIO (FORMERLY INVESTOR FREEDOM INCOME® PORTFOLIO)
INVESTOR FREEDOM® 2010 PORTFOLIO
INVESTOR FREEDOM® 2015 PORTFOLIO
INVESTOR FREEDOM® 2020 PORTFOLIO
INVESTOR FREEDOM® 2025 PORTFOLIO
INVESTOR FREEDOM® 2030 PORTFOLIO
INVESTOR FREEDOM® 2035 PORTFOLIO
INVESTOR FREEDOM® 2040 PORTFOLIO
INVESTOR FREEDOM® 2045 PORTFOLIO
INVESTOR FREEDOM® 2050 PORTFOLIO
FREEDOM LIFETIME INCOME I PORTFOLIO
FREEDOM LIFETIME INCOME II PORTFOLIO
FREEDOM LIFETIME INCOME III PORTFOLIO
EACH A SERIES OF VARIABLE INSURANCE PRODUCTS FUND V
245 Summer Street, Boston, Massachusetts 02210
1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named funds (the funds), each a series of Variable Insurance Products Fund V (the trust), will be held on October 14, 2026, at 8:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1.	To approve an amended and restated management contract between the fund and Fidelity Management & Research Company LLC.
The Board of Trustees has fixed the close of business on August 17, 2026 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
NICOLE MACARCHUK
Secretary
August 17, 2026

Your vote is important – please vote your shares promptly.
The Meeting will be held in a virtual format only. Variable product owners, who have a voting interest in variable accounts holding shares of the trust, are invited to attend the Meeting by means of remote audio communication. You will not be able to attend the Meeting in person. To virtually attend the Meeting, you must register at https://viewproxy.com/fidelityfunds/broadridgevsm/. You will be required to enter your name, an email address, and the control number found on your proxy card, voting instruction form or notice you previously received. If you have lost or misplaced your control number, call Fidelity at 1-877-208-0098 to verify your identity and obtain your control number. Requests for registration must be received no later than 5:00 p.m. ET on Tuesday, October 13, 2026. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Meeting. You may vote during the Meeting at www.proxyvote.com/proxy. You will need your control number to vote.
Questions from shareholders to be considered at the Meeting must be submitted to Broadridge at https://viewproxy.com/fidelityfunds/broadridgevsm/ no later than 8:00 a.m. ET on Tuesday, October 13, 2026.
Any variable product owner who does not expect to virtually attend the Meeting and vote is urged to indicate voting instructions on the enclosed proxy card or voting instruction form, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be. Please contact your insurance company for additional information regarding voting deadlines.

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INSTRUCTIONS FOR EXECUTING PROXY CARD OR VOTING INSTRUCTION FORM
The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.
1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.
All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

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PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
VARIABLE INSURANCE PRODUCTS FUND V:
FREEDOM RETIREMENT PORTFOLIO (FORMERLY FREEDOM iNCOME PORTFOLIO)
FREEDOM 2010 PORTFOLIO
FREEDOM 2015 PORTFOLIO
FREEDOM 2020 PORTFOLIO
FREEDOM 2025 PORTFOLIO
FREEDOM 2030 PORTFOLIO
FREEDOM 2035 PORTFOLIO
FREEDOM 2040 PORTFOLIO
FREEDOM 2045 PORTFOLIO
FREEDOM 2050 PORTFOLIO
FREEDOM 2055 PORTFOLIO
FREEDOM 2060 PORTFOLIO
FREEDOM 2065 PORTFOLIO
FREEDOM 2070 PORTFOLIO
INITIAL CLASS, SERVICE CLASS, AND SERVICE CLASS 2
INVESTOR FREEDOM® RETIREMENT PORTFOLIO (FORMERLY Investor freedom iNCOME® PORTFOLIO)
INVESTOR FREEDOM® 2010 PORTFOLIO
INVESTOR FREEDOM® 2015 PORTFOLIO
INVESTOR FREEDOM® 2020 PORTFOLIO
INVESTOR FREEDOM® 2025 PORTFOLIO
INVESTOR FREEDOM® 2030 PORTFOLIO
INVESTOR FREEDOM® 2035 PORTFOLIO
INVESTOR FREEDOM® 2040 PORTFOLIO
INVESTOR FREEDOM® 2045 PORTFOLIO
INVESTOR FREEDOM® 2050 PORTFOLIO
FREEDOM LIFETIME INCOME I PORTFOLIO
FREEDOM LIFETIME INCOME II PORTFOLIO
FREEDOM LIFETIME INCOME III PORTFOLIO
TO BE HELD ON October 14, 2026
This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Variable Insurance Products Fund V (the trust) to be used at the Special Meeting of Shareholders of the above-named funds (the funds or the VIP Freedom Funds) and at any adjournments thereof (the Meeting), to be held on October 14, 2026 at 8:00 a.m. ET. The Board of Trustees and Fidelity Management & Research Company LLC (FMR or the Adviser), each fund’s investment adviser, have determined that the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person.
The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy or voting instruction form on or about August 17, 2026. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Broadridge Financial Solutions, Inc. (Broadridge) may be paid on a per-call basis to solicit shareholders by telephone on behalf of each fund at an anticipated cost of approximately $3,000 per fund. The funds may also arrange to have votes recorded by telephone. Broadridge may be paid on a per-call basis for vote-by-phone solicitations on behalf of each fund at an anticipated cost of approximately $1,500 per fund.
FMR will bear the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations, including reimbursing insurance companies and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares.
The principal business address of FMR is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Company LLC (FDC), each fund’s principal underwriter and distribution agent, is 900 Salem Street, Smithfield, Rhode Island 02917.
If the enclosed proxy or voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy or voting instruction form, or by attending the virtual Meeting and voting.

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All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum. Most insurance company variable accounts will vote all of their shares in the same proportion as the voting instructions actually received from variable product owners. See page 5.
One-third of each fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
Information regarding the number of shares of each class, as applicable, of each fund issued and outstanding is provided in Appendix A.
Information regarding record and/or beneficial ownership of each class, as applicable, of each fund is included in Appendix B.
FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR the proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.
Shareholders of record at the close of business on August 17, 2026 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.
Shares of the trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Meeting in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on August 17, 2026, will be entitled to submit instructions to their company.
Fund shares held in a Variable Account for which no timely instructions are received will be voted by most companies in proportion to the voting instructions that are received with respect to all contracts participating in a Variable Account. This means that a small number of votes could determine the outcome.
Accordingly, if you wish to vote, you should complete the enclosed proxy card or voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the virtual Meeting and voting.
For a free copy of each fund’s Form N-CSR for the fiscal year ended December 31, 2025 call 1-877-208-0098, visit Fidelity’s web site at institutional.fidelity.com, or write to FDC at 900 Salem Street, Smithfield, Rhode Island 02917.
VOTE REQUIRED: For each fund, approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to the proposal, votes to ABSTAIN will have the same effect as votes cast AGAINST the proposal.

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PROPOSAL 1
TO APPROVE AN AMENDED AND RESTATED MANAGEMENT CONTRACT BETWEEN the FUND AND FMR
Introduction. The VIP Freedom Funds invest in other mutual funds managed by Fidelity. Shareholders of the VIP Freedom Funds are not charged a management fee for their investments in the VIP Freedom Funds. Instead, shareholders of the VIP Freedom Funds pay fees indirectly through their funds’ holdings in the various underlying funds that are managed by Fidelity.
The current structure of the VIP Freedom Funds leads to fluctuations in fund expenses because the fees that a VIP Freedom Fund shareholder pays indirectly will vary depending on each VIP Freedom Fund’s investments in underlying funds. In an effort to achieve more stable and predictable expenses for VIP Freedom Fund shareholders, Fidelity is proposing a new pricing structure for each fund that will reduce the overall expenses that VIP Freedom Fund shareholders pay and provide for less fluctuation in fund expenses. Under the new structure, each VIP Freedom Fund will charge shareholders for all of its operating expenses directly and will transition its investments to underlying funds (Series Funds) that do not have management fees or other expenses, with certain limited exceptions. As part of the transition to Series Funds, the VIP Freedom Funds’ glide paths and strategic asset allocations would be changed to align with those of other target date products managed by FMR.
If shareholders of each VIP Freedom Fund approve the new pricing structure, overall expenses for each VIP Freedom Fund will decrease by at least 0.02% per year, compared to each VIP Freedom Fund’s total annual operating expenses as of December 31, 2025. The new pricing structure would also lead to more stable and predictable total expenses than shareholders experience today. Under the current structure, a VIP Freedom Fund’s decision to sell one underlying fund and buy another can result in shifting expense levels for that VIP Freedom Fund. For example, if in response to market conditions, Fidelity allocates more of a VIP Freedom Fund’s assets to underlying funds with higher total expenses, a VIP Freedom Fund shareholder’s overall expenses would increase. Under the new structure, each VIP Freedom Fund would invest in Series Funds that do not have management fees or other expenses, with certain limited exceptions, so investment decisions would generally not affect the overall expenses that VIP Freedom Fund shareholders pay.
To implement this new structure, Fidelity has proposed that each VIP Freedom Fund’s shareholders adopt an amended and restated management contract with FMR (each a New Advisory Contract, and collectively, the New Advisory Contracts). The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of each VIP Freedom Fund approve the New Advisory Contracts with FMR. If shareholders of each of the funds within a product line (for these purposes, the VIP Freedom, VIP Investor Freedom, and VIP Freedom Lifetime Income funds are three distinct product lines) do not approve the New Advisory Contracts, the Current Advisory Contracts (as defined below) for all of the funds in the product line will remain in effect.
New Advisory Contracts. Each New Advisory Contract adds: (i) a provision establishing the management fee payable by the VIP Freedom Fund; (ii) a provision stating that in the case of initiation or termination of the New Advisory Contract during any month, the fee for that month will be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month; and (iii) a provision stating that in the event that the VIP Freedom Fund shall issue any additional classes of shares, the New Advisory Contract may be modified by mutual consent of the parties to set forth the management fee to be paid to the Adviser with respect to those additional classes of shares. Under the New Advisory Contract, any differences in the management fees of a fund’s classes will not be the result of any differences in advisory or custodial fees or other expenses related to the management of the fund’s assets. The New Advisory Contracts also state the expenses related to the operation of each VIP Freedom Fund will be paid by the VIP Freedom Fund and FMR.
For the VIP Freedom and VIP Investor Freedom funds, each class’s management fee will be set each fiscal year based on a defined fee schedule in which the management fee paid by the class declines as the fund approaches the target year indicated in its name and then will continue to decline for a period after the target year is reached. For the VIP Freedom Retirement and VIP Investor Freedom Retirement funds, the management fee for each class will be fixed at the lowest level that will ultimately apply to the other funds in the respective product line.
Each class of the VIP Freedom Lifetime Income II and VIP Freedom Lifetime Income III funds will have a management fee that declines on an annual basis. The management fee for each class of VIP Freedom Lifetime Income I, which has reached its final allocation, will be fixed at the lowest level that will ultimately apply to the other funds in the product line.
Current Management Fees. Under the current management contracts (each a Current Advisory Contract and collectively, the Current Advisory Contracts), the VIP Freedom Funds do not pay a management fee to FMR. The total management fee paid by each fund for the fiscal year ended December 31, 2025 was $0.
Comparison of Management Fees. With respect to each of the funds, Appendix C shows the aggregate amount paid to FMR under of the Current Advisory Contract for the fiscal year ended December 31, 2025, the amount FMR would have been paid if the New Advisory Contract had been in effect, and the difference between the two, expressed as a percentage of the aggregate amount paid under the Current Advisory Contract. Appendix D contains an example for each fund comparing the costs of investing under the Current Advisory Contract and the New Advisory Contract.

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Proposed Amendments to Current Advisory Contracts. A copy of the form of the New Advisory Contract applicable to each fund is included as Appendix E. Except for the changes discussed above, the form of New Advisory Contract is substantially identical to the Current Advisory Contracts. For a detailed discussion of the Current Advisory Contracts, please refer to the section entitled “Current Advisory Contracts.” If this proposal is approved by shareholders, the New Advisory Contracts will take effect the first day of the first month following approval or at a later time as FMR may deem appropriate under the circumstances, and will remain in effect through September 30, 2027, and thereafter, but only as long as their continuance is approved at least annually by (i) the vote of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding voting securities of each of the funds. If this proposal is not approved by shareholders, the Current Advisory Contracts will continue in effect through September 30, 2027, assuming the Current Advisory Contracts are renewed by the Board of Trustees for another year, and thereafter only as long as their continuance is approved at least annually as above. If shareholders of one or more of the funds within a product line do not approve the proposal, the Current Advisory Contracts for all of the funds in the product line will remain in effect.
Impact of Adding a Management Fee. If the proposal is approved for each of the funds in a product line, the Adviser will receive a management fee, payable monthly by each class of each of the funds in the product line as soon as practicable after the last day of each month at a specific annual rate for each class. The New Advisory Contracts provide the annual rate for each class of each of the funds as shown in Appendix E. For the VIP Freedom and VIP Investor Freedom funds, each class’s annual rate is set by referring to the fund’s target date such that the class’s management fees are reduced as the fund approaches, and then passes, its target date. For the VIP Freedom Retirement and VIP Investor Freedom Retirement funds, the management fee for each class will be fixed at the lowest level that will ultimately apply to the other funds in the respective product line. Each class of VIP Freedom Lifetime Income and VIP Freedom Lifetime Income II funds will have a management fee that declines on an annual basis. The management fee for each class of VIP Freedom Lifetime Income I, which has reached its final allocation, will be fixed at the lowest level that will ultimately apply to the other funds in the product line. Currently, FMR pays all of the operating expenses of the funds, except as outlined in the “Current Advisory Contracts - Management Related Expenses” section below. Under the New Advisory Contracts, FMR or an affiliate undertakes to pay all operating expenses of the funds, except taxes, Independent Trustee fees and expenses, interest expenses, Rule 12b-1 fees, if any, expenses of printing and mailing proxy materials, expenses incidental to holding shareholder meetings, and extraordinary expenses (such as litigation expenses). For information about the services provided under the Current Advisory Contracts, please refer to the section entitled “Current Advisory Contracts.”
If the proposal is approved by shareholders of each of the funds in a product line, the increase in a fund’s management fee will be more than offset by the decrease in the fund’s acquired fund fees and expenses from transitioning the fund’s holdings from the existing underlying funds to the Series Funds. The combined effect will be a reduction in total expenses for each fund by at least 0.02% annually relative to each fund’s expenses as of December 31, 2025. Appendix F shows each fund’s total annual operating expenses as of December 31, 2025, each fund’s expected total annual operating expenses if the proposal is approved, and the expense reduction.
Fidelity expects that the proposed structure will result in more stable total expenses for the funds. Today, investment decisions may result in shifting expense levels for the funds. With the New Advisory Contracts and the transition to underlying Series Funds, investment decisions will not impact total expenses because the Series Funds do not charge a management fee and most of the expenses associated with the Series Funds are borne by FMR.
Matters Considered By the Board. Disclosure regarding matters considered by the Board in approving the New Advisory Contracts is included in Appendix J.
The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposal. If the proposal is not approved by shareholders of each fund within a product line, the Current Advisory Contract for each fund in the product line will remain in effect.
OTHER BUSINESS
The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
FMR, originally organized as a corporation in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to the VIP Freedom Funds and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Appendix G.

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The Directors of FMR are Abigail P. Johnson, Chairman of the Board, and Peter S. Lynch, Vice Chairman. Ms. Johnson is also a Trustee of the funds and other funds advised by FMR, and Chairman of the Board, Chief Executive Officer, and a Director of FMR LLC. Mr. Lynch is also a member of the Advisory Board of other funds advised by FMR. The principal business address of each of the Directors of FMR is 245 Summer Street, Boston, Massachusetts 02210. The President of FMR is Bart Grenier.
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC. Certain Trustees and officers of the funds hold non-voting common shares of FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
During the period January 1, 2025 through December 31, 2025, no transactions were entered into by Trustees of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.
CURRENT ADVISORY CONTRACTS
Each of the funds has entered into a Current Advisory Contract with FMR, pursuant to which FMR furnishes investment advisory and other services. Information regarding the date of each fund’s Current Advisory Contract and the date each Current Advisory Contract was last submitted to a vote of shareholders is provided in Appendix H.
Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR is authorized, in its discretion, to allocate each fund’s assets among the underlying Fidelity® funds in which the fund may invest. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund’s investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund’s records and the registration of each fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Management-Related Expenses. Under the terms of each fund’s management contract, FMR undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the fund, except the following, which shall be paid by the fund: (i) taxes; (ii) the fees and expenses of all Trustees of the fund who are not “interested persons” of the fund or of FMR, (iii) interest expenses with respect to borrowings by the fund; and (iv) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the fund is or is threatened to be a party and the legal obligation that the fund may have to indemnify the fund’s Trustees and officers with respect thereto. Each fund shall also pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable. Additionally, it is understood that service charges billed directly to shareholders of the fund, including charges for exchanges, redemptions, sub-accounting or other services, shall not be payable by FMR, but may be received and retained by FMR or its affiliates. Specific expenses payable by FMR include legal expenses, fees of the custodian and auditor, and each fund’s proportionate share of insurance premiums and Investment Company Institute dues. FMR also is responsible for the payment of any costs associated with the transfer agency services and pricing and bookkeeping services agreements.
Additionally, each fund (except Freedom 2055 Portfolio, Freedom 2060 Portfolio, Freedom 2065 Portfolio, Freedom 2070 Portfolio, Investor Freedom® 2035 Portfolio, Investor Freedom® 2040 Portfolio, Investor Freedom® 2045 Portfolio, and Investor Freedom® 2050 Portfolio) pays redemption fees and other shareholder charges associated with investments in other mutual funds.

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Additionally, each of Freedom 2055 Portfolio, Freedom 2060 Portfolio, Freedom 2065 Portfolio, Freedom 2070 Portfolio, Investor Freedom® 2035 Portfolio, Investor Freedom® 2040 Portfolio, Investor Freedom® 2045 Portfolio, and Investor Freedom® 2050 Portfolio pay (i) expenses of printing and mailing proxy materials to shareholders of the fund; and (ii) all other expenses incidental to holding meetings of the fund’s shareholders, including proxy solicitations therefor.
Additionally, each of Freedom 2070 Portfolio, Investor Freedom® 2035 Portfolio, Investor Freedom® 2040 Portfolio, Investor Freedom® 2045 Portfolio, and Investor Freedom® 2050 Portfolio pay Rule 12b-1 fees, if any.
Management Fees. Each fund does not pay a fee to FMR for the services provided under each management contract.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund’s or, in the case of a multiple class fund, a class’s operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.
PORTFOLIO TRANSACTIONS
Orders for the purchase or sale of portfolio securities (normally, shares of underlying Fidelity® funds) are placed on behalf of a fund by FMR (either itself or through its affiliates) pursuant to authority contained in the management contract.
The Adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
A fund will not incur any commissions or sales charges when it invests in underlying Fidelity® funds, but it may incur such costs if it invests directly in other types of securities.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of each fund periodically review the Adviser’s performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
For the fiscal year(s) ended December 31, 2025, 2024, and 2023, each of the funds paid no brokerage commissions.
During the fiscal year ended December 31, 2025, each of the funds paid no brokerage commissions to firms for providing research or brokerage services.
During the twelve-month period ended September 30, 2025, each of the funds did not allocate brokerage commissions to firms for providing research or brokerage services.
DISTRIBUTION SERVICES
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
A fund’s distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule).

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The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.
The Plan adopted for each fund or class, as applicable, is described in the prospectus.
Appendix I includes the sales charge revenue collected and retained by FDC and fees FDC received from each VIP Freedom Fund pursuant to Distribution and Service Plans under Rule 12b-1 for the fiscal year ended December 31, 2025.
FDC received no payments from the VIP Investor Freedom and VIP Freedom Lifetime Income funds pursuant to Distribution and Service Plans under Rule 12b-1. The Plans for these funds do not authorize payments by the funds other than those that are to be made to FMR under their Current Advisory Contracts.
TRANSFER AND SERVICE AGENT SERVICES
Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives no fees from a fund; however, each underlying Fidelity® fund bears its pro rata portion of the transfer agent fees applicable to a fund according to the percentage of a fund invested in each underlying fund.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders (including variable product owners), with the exception of proxy statements.
FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for transfer agency and related recordkeeping services with respect to variable product owners' accounts.
For Investor Freedom® Retirement Portfolio, Investor Freedom® 2010 Portfolio, Investor Freedom® 2015 Portfolio, Investor Freedom® 2020 Portfolio, Investor Freedom® 2025 Portfolio, Investor Freedom® 2030 Portfolio, Investor Freedom® 2035 Portfolio, Investor Freedom® 2040 Portfolio, Investor Freedom® 2045 Portfolio, Investor Freedom® 2050 Portfolio, Freedom Lifetime Income I Portfolio, Freedom Lifetime Income II Portfolio, and Freedom Lifetime Income III Portfolio, FIIOC or an affiliate may make payments out of its own resources to Fidelity Investments Life Insurance Company (FILI) for transfer agency and related separate account services with respect to insurance contract owners’ accounts, in amounts that do not exceed the total transfer agent fee paid by a fund or class, as applicable.
Each fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains each fund’s portfolio and general accounting records, and administers each fund’s securities lending program, if applicable.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund’s average daily net assets throughout the month.
FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with each fund.
SECURITIES LENDING
During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund’s custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan.
The funds had no securities lending activity during the most recently-completed fiscal year end and did not pay any securities lending agent fees to National Financial Services LLC.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a

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fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.
NOTICE TO INSURANCE COMPANIES
Please advise the trust, in care of Client Services at 1-877-208-0098, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

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APPENDIX A
Information regarding the number of shares of each fund and class, if applicable, issued and outstanding is provided in the table below.

TRUST/Fund/Class	Number of shares as of June 30, 2026
VARIABLE INSURANCE PRODUCTS FUND V:
VIP Freedom Retirement PortfolioSM
Initial Class	2,266,345
Service Class	6,273,631
Service Class 2	1,214,397
VIP Freedom 2010 PortfolioSM
Initial Class	1,204,499
Service Class	1,935,234
Service Class 2	15,937,659
VIP Freedom 2015 PortfolioSM
Initial Class	1,981,105
Service Class	869,683
Service Class 2	1,927,178
VIP Freedom 2020 PortfolioSM
Initial Class	6,539,487
Service Class	7,609,239
Service Class 2	23,747,859
VIP Freedom 2025 PortfolioSM
Initial Class	5,496,849
Service Class	11,714,733
Service Class 2	5,450,828
VIP Freedom 2030 PortfolioSM
Initial Class	11,972,415
Service Class	26,645,753
Service Class 2	14,307,920
VIP Freedom 2035 PortfolioSM
Initial Class	2,632,509
Service Class	9,015,989
Service Class 2	5,501,144
VIP Freedom 2040 PortfolioSM
Initial Class	3,727,503
Service Class	11,315,631
Service Class 2	2,306,777
VIP Freedom 2045 PortfolioSM
Initial Class	1,109,375
Service Class	3,276,589
Service Class 2	4,871,284
VIP Freedom 2050 PortfolioSM
Initial Class	1,804,983
Service Class	3,020,281
Service Class 2	3,674,462

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TRUST/Fund/Class	Number of shares as of June 30, 2026
VARIABLE INSURANCE PRODUCTS FUND V:
VIP Freedom 2055 PortfolioSM
Initial Class	478,053
Service Class	1,359,926
Service Class 2	1,130,669
VIP Freedom 2060 PortfolioSM
Initial Class	346,527
Service Class	1,107,712
Service Class 2	1,079,851
VIP Freedom 2065 PortfolioSM
Initial Class	300,066
Service Class	2,177,011
Service Class 2	177,462
VIP Freedom 2070 PortfolioSM
Initial Class	30,610
Service Class	272,906
Service Class 2	18,049
VIP Investor Freedom Retirement PortfolioSM	6,214,337
VIP Investor Freedom 2010 PortfolioSM	3,984,680
VIP Investor Freedom 2015 PortfolioSM	7,032,840
VIP Investor Freedom 2020 PortfolioSM	13,803,644
VIP Investor Freedom 2025 PortfolioSM	13,937,739
VIP Investor Freedom 2030 PortfolioSM	24,601,727
VIP Investor Freedom 2035 PortfolioSM	3,236,640
VIP Investor Freedom 2040 PortfolioSM	2,325,378
VIP Investor Freedom 2045 PortfolioSM	803,143
VIP Investor Freedom 2050 PortfolioSM	1,294,564
VIP Freedom Lifetime Income® I Portfolio	711,714
VIP Freedom Lifetime Income® II Portfolio	2,020,790
VIP Freedom Lifetime Income® III Portfolio	2,175,065

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APPENDIX B
As of June 30, 2026, approximately 1.20% of VIP Freedom 2060 Portfolio’s, 3.34% of VIP Freedom 2065 Portfolio’s, 15.55% of VIP Freedom 2070 Portfolio’s, 3.08% of VIP Investor Freedom 2035 Portfolio’s, 4.25% of VIP Investor Freedom 2040 Portfolio’s, 12.45% of VIP Investor Freedom 2045 Portfolio’s, and 7.73% of VIP Investor Freedom 2050 Portfolio’s total outstanding shares, respectively, was held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent. By virtue of her ownership interest in FMR LLC, as described in the “Activities and Management of FMR” section, Ms. Abigail P. Johnson may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Ms. Johnson’s deemed ownership of VIP Freedom 2060 Portfolio’s, VIP Freedom 2065 Portfolio’s, VIP Freedom 2070 Portfolio’s, VIP Investor Freedom 2035 Portfolio’s, VIP Investor Freedom 2040 Portfolio’s, VIP Investor Freedom 2045 Portfolio’s, and VIP Investor Freedom 2050 Portfolio’s shares, the Trustees, Members of the Advisory Board (if any), and officers of the funds owned, in the aggregate, less than 1% of each class’s total outstanding shares, with respect to each fund.
As of June 30, 2026, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
VIP FREEDOM RETIREMENT PORTFOLIOSM - INITIAL CLASS	AMERICAN LIFE INSURANCE CO	PITTSBURGH	PA	29.92%
VIP FREEDOM RETIREMENT PORTFOLIOSM - INITIAL CLASS	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	6.60%
VIP FREEDOM RETIREMENT PORTFOLIOSM - INITIAL CLASS	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	5.26%
VIP FREEDOM RETIREMENT PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	39.91%
VIP FREEDOM RETIREMENT PORTFOLIOSM - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	24.74%
VIP FREEDOM RETIREMENT PORTFOLIOSM - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	23.05%
VIP FREEDOM RETIREMENT PORTFOLIOSM - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	10.65%
VIP FREEDOM RETIREMENT PORTFOLIOSM - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	36.09%
VIP FREEDOM RETIREMENT PORTFOLIOSM - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	30.88%
VIP FREEDOM RETIREMENT PORTFOLIOSM - SERVICE CLASS 2	FARMERS NEW WORLD LIFE INSURANCE COMPANY	MERCER ISLAND	WA	10.21%
VIP FREEDOM RETIREMENT PORTFOLIOSM - SERVICE CLASS 2	KANSAS CITY LIFE INSURANCE COMPANY	KANSAS CITY	MO	7.71%
VIP FREEDOM RETIREMENT PORTFOLIOSM - SERVICE CLASS 2	SYMETRA LIFE INSURANCE COMPANY	BELLEVUE	WA	5.75%
VIP FREEDOM 2010 PORTFOLIOSM - INITIAL CLASS	AUL	INDIANAPOLIS	IN	32.92%
VIP FREEDOM 2010 PORTFOLIOSM - INITIAL CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	CHARLOTTE	NC	12.88%
VIP FREEDOM 2010 PORTFOLIOSM - INITIAL CLASS	METROPOLITAN LIFE INSURANCE COMPANY	SAINT LOUIS	MO	11.26%
VIP FREEDOM 2010 PORTFOLIOSM - INITIAL CLASS	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	7.24%
VIP FREEDOM 2010 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	88.27%
VIP FREEDOM 2010 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	6.76%
VIP FREEDOM 2010 PORTFOLIOSM - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	87.39%
VIP FREEDOM 2010 PORTFOLIOSM - SERVICE CLASS 2	PRUDENTIAL LIFE INSURANCE CO	WINDSOR	CT	8.85%
VIP FREEDOM 2015 PORTFOLIOSM - INITIAL CLASS	MASSMUTUAL LIFE DIST - ADD’L	SPRINGFIELD	MA	18.85%

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Fund or Class Name	Owner Name	City	State	Ownership %
VIP FREEDOM 2015 PORTFOLIOSM - INITIAL CLASS	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	5.67%
VIP FREEDOM 2015 PORTFOLIOSM - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	5.25%
VIP FREEDOM 2015 PORTFOLIOSM - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	47.25%
VIP FREEDOM 2015 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43.90%
VIP FREEDOM 2015 PORTFOLIOSM - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	8.84%
VIP FREEDOM 2015 PORTFOLIOSM - SERVICE CLASS 2	DELAWARE LIFE INSURANCE COMPANY	WALTHAM	MA	27.67%
VIP FREEDOM 2015 PORTFOLIOSM - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	16.62%
VIP FREEDOM 2015 PORTFOLIOSM - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	14.30%
VIP FREEDOM 2015 PORTFOLIOSM - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	12.34%
VIP FREEDOM 2015 PORTFOLIOSM - SERVICE CLASS 2	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	9.55%
VIP FREEDOM 2015 PORTFOLIOSM - SERVICE CLASS 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	5.16%
VIP FREEDOM 2020 PORTFOLIOSM - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	28.81%
VIP FREEDOM 2020 PORTFOLIOSM - INITIAL CLASS	AMERICAN LIFE INSURANCE CO	PITTSBURGH	PA	14.71%
VIP FREEDOM 2020 PORTFOLIOSM - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	8.90%
VIP FREEDOM 2020 PORTFOLIOSM - INITIAL CLASS	MASSMUTUAL LIFE DIST - ADD’L	SPRINGFIELD	MA	7.84%
VIP FREEDOM 2020 PORTFOLIOSM - INITIAL CLASS	METROPOLITAN LIFE INSURANCE COMPANY	SAINT LOUIS	MO	6.93%
VIP FREEDOM 2020 PORTFOLIOSM - INITIAL CLASS	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	5.29%
VIP FREEDOM 2020 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	71.35%
VIP FREEDOM 2020 PORTFOLIOSM - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	13.57%
VIP FREEDOM 2020 PORTFOLIOSM - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	9.19%
VIP FREEDOM 2020 PORTFOLIOSM - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	81.67%
VIP FREEDOM 2025 PORTFOLIOSM - INITIAL CLASS	AMERICAN LIFE INSURANCE CO	PITTSBURGH	PA	21.41%
VIP FREEDOM 2025 PORTFOLIOSM - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	12.91%
VIP FREEDOM 2025 PORTFOLIOSM - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	11.43%
VIP FREEDOM 2025 PORTFOLIOSM - INITIAL CLASS	AUL	INDIANAPOLIS	IN	9.97%
VIP FREEDOM 2025 PORTFOLIOSM - INITIAL CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	CHARLOTTE	NC	6.16%
VIP FREEDOM 2025 PORTFOLIOSM - INITIAL CLASS	MASSMUTUAL LIFE DIST - ADD’L	SPRINGFIELD	MA	5.71%

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Fund or Class Name	Owner Name	City	State	Ownership %
VIP FREEDOM 2025 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	41.03%
VIP FREEDOM 2025 PORTFOLIOSM - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	34.62%
VIP FREEDOM 2025 PORTFOLIOSM - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	21.99%
VIP FREEDOM 2025 PORTFOLIOSM - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	30.32%
VIP FREEDOM 2025 PORTFOLIOSM - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	22.29%
VIP FREEDOM 2025 PORTFOLIOSM - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	9.69%
VIP FREEDOM 2025 PORTFOLIOSM - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	8.28%
VIP FREEDOM 2025 PORTFOLIOSM - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	7.24%
VIP FREEDOM 2030 PORTFOLIOSM - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	27.12%
VIP FREEDOM 2030 PORTFOLIOSM - INITIAL CLASS	METROPOLITAN LIFE INSURANCE COMPANY	SAINT LOUIS	MO	14.70%
VIP FREEDOM 2030 PORTFOLIOSM - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	13.71%
VIP FREEDOM 2030 PORTFOLIOSM - INITIAL CLASS	AMERICAN LIFE INSURANCE CO	PITTSBURGH	PA	8.93%
VIP FREEDOM 2030 PORTFOLIOSM - INITIAL CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	CHARLOTTE	NC	8.13%
VIP FREEDOM 2030 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	56.77%
VIP FREEDOM 2030 PORTFOLIOSM - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	23.65%
VIP FREEDOM 2030 PORTFOLIOSM - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	13.95%
VIP FREEDOM 2030 PORTFOLIOSM - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	31.73%
VIP FREEDOM 2030 PORTFOLIOSM - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	15.83%
VIP FREEDOM 2030 PORTFOLIOSM - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	10.87%
VIP FREEDOM 2030 PORTFOLIOSM - SERVICE CLASS 2	PRUDENTIAL LIFE INSURANCE CO	WINDSOR	CT	6.37%
VIP FREEDOM 2030 PORTFOLIOSM - SERVICE CLASS 2	FARMERS NEW WORLD LIFE INSURANCE COMPANY	MERCER ISLAND	WA	5.94%
VIP FREEDOM 2030 PORTFOLIOSM - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	5.94%
VIP FREEDOM 2030 PORTFOLIOSM - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	5.61%
VIP FREEDOM 2035 PORTFOLIOSM - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	21.76%
VIP FREEDOM 2035 PORTFOLIOSM - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	20.75%
VIP FREEDOM 2035 PORTFOLIOSM - INITIAL CLASS	AMERICAN LIFE INSURANCE CO	PITTSBURGH	PA	17.71%
VIP FREEDOM 2035 PORTFOLIOSM - INITIAL CLASS	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	12.86%

16

Fund or Class Name	Owner Name	City	State	Ownership %
VIP FREEDOM 2035 PORTFOLIOSM - INITIAL CLASS	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	11.73%
VIP FREEDOM 2035 PORTFOLIOSM - INITIAL CLASS	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	7.43%
VIP FREEDOM 2035 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	41.83%
VIP FREEDOM 2035 PORTFOLIOSM - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	30.66%
VIP FREEDOM 2035 PORTFOLIOSM - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	23.20%
VIP FREEDOM 2035 PORTFOLIOSM - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	33.93%
VIP FREEDOM 2035 PORTFOLIOSM - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	26.48%
VIP FREEDOM 2035 PORTFOLIOSM - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	13.45%
VIP FREEDOM 2035 PORTFOLIOSM - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	11.23%
VIP FREEDOM 2035 PORTFOLIOSM - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	9.58%
VIP FREEDOM 2040 PORTFOLIOSM - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	38.93%
VIP FREEDOM 2040 PORTFOLIOSM - INITIAL CLASS	METROPOLITAN LIFE INSURANCE COMPANY	SAINT LOUIS	MO	25.46%
VIP FREEDOM 2040 PORTFOLIOSM - INITIAL CLASS	AMERICAN LIFE INSURANCE CO	PITTSBURGH	PA	10.75%
VIP FREEDOM 2040 PORTFOLIOSM - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	9.60%
VIP FREEDOM 2040 PORTFOLIOSM - INITIAL CLASS	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	6.08%
VIP FREEDOM 2040 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	56.26%
VIP FREEDOM 2040 PORTFOLIOSM - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	26.36%
VIP FREEDOM 2040 PORTFOLIOSM - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	13.78%
VIP FREEDOM 2040 PORTFOLIOSM - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	32.46%
VIP FREEDOM 2040 PORTFOLIOSM - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	26.82%
VIP FREEDOM 2040 PORTFOLIOSM - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	21.87%
VIP FREEDOM 2040 PORTFOLIOSM - SERVICE CLASS 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	6.89%
VIP FREEDOM 2045 PORTFOLIOSM - INITIAL CLASS	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	31.01%
VIP FREEDOM 2045 PORTFOLIOSM - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	23.21%
VIP FREEDOM 2045 PORTFOLIOSM - INITIAL CLASS	AMERICAN LIFE INSURANCE CO	PITTSBURGH	PA	18.95%
VIP FREEDOM 2045 PORTFOLIOSM - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	9.08%
VIP FREEDOM 2045 PORTFOLIOSM - INITIAL CLASS	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	6.28%

17

Fund or Class Name	Owner Name	City	State	Ownership %
VIP FREEDOM 2045 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43.03%
VIP FREEDOM 2045 PORTFOLIOSM - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	26.87%
VIP FREEDOM 2045 PORTFOLIOSM - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	25.49%
VIP FREEDOM 2045 PORTFOLIOSM - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	31.43%
VIP FREEDOM 2045 PORTFOLIOSM - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	30.22%
VIP FREEDOM 2045 PORTFOLIOSM - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	14.33%
VIP FREEDOM 2045 PORTFOLIOSM - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	12.62%
VIP FREEDOM 2045 PORTFOLIOSM - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	9.17%
VIP FREEDOM 2050 PORTFOLIOSM - INITIAL CLASS	METROPOLITAN LIFE INSURANCE COMPANY	SAINT LOUIS	MO	35.60%
VIP FREEDOM 2050 PORTFOLIOSM - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	24.82%
VIP FREEDOM 2050 PORTFOLIOSM - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	18.99%
VIP FREEDOM 2050 PORTFOLIOSM - INITIAL CLASS	AMERICAN LIFE INSURANCE CO	PITTSBURGH	PA	11.73%
VIP FREEDOM 2050 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	41.14%
VIP FREEDOM 2050 PORTFOLIOSM - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	36.55%
VIP FREEDOM 2050 PORTFOLIOSM - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	14.31%
VIP FREEDOM 2050 PORTFOLIOSM - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	5.16%
VIP FREEDOM 2050 PORTFOLIOSM - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	40.15%
VIP FREEDOM 2050 PORTFOLIOSM - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	25.78%
VIP FREEDOM 2050 PORTFOLIOSM - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	25.07%
VIP FREEDOM 2055 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	55.21%
VIP FREEDOM 2055 PORTFOLIOSM - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	29.11%
VIP FREEDOM 2055 PORTFOLIOSM - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	10.86%
VIP FREEDOM 2055 PORTFOLIOSM - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	58.13%
VIP FREEDOM 2055 PORTFOLIOSM - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	19.39%
VIP FREEDOM 2055 PORTFOLIOSM - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	15.74%
VIP FREEDOM 2055 PORTFOLIOSM - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	28.16%
VIP FREEDOM 2055 PORTFOLIOSM - INITIAL CLASS	AMERICAN LIFE INSURANCE CO	PITTSBURGH	PA	25.20%

18

Fund or Class Name	Owner Name	City	State	Ownership %
VIP FREEDOM 2055 PORTFOLIOSM - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	24.34%
VIP FREEDOM 2055 PORTFOLIOSM - INITIAL CLASS	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	6.26%
VIP FREEDOM 2055 PORTFOLIOSM - INITIAL CLASS	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	5.36%
VIP FREEDOM 2055 PORTFOLIOSM - INITIAL CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	5.20%
VIP FREEDOM 2060 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	52.05%
VIP FREEDOM 2060 PORTFOLIOSM - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	28.40%
VIP FREEDOM 2060 PORTFOLIOSM - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	13.79%
VIP FREEDOM 2060 PORTFOLIOSM - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	76.48%
VIP FREEDOM 2060 PORTFOLIOSM - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	20.89%
VIP FREEDOM 2060 PORTFOLIOSM - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	26.19%
VIP FREEDOM 2060 PORTFOLIOSM - INITIAL CLASS	AMERICAN LIFE INSURANCE CO	PITTSBURGH	PA	25.33%
VIP FREEDOM 2060 PORTFOLIOSM - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	14.54%
VIP FREEDOM 2060 PORTFOLIOSM - INITIAL CLASS	METROPOLITAN LIFE INSURANCE COMPANY	SAINT LOUIS	MO	9.23%
VIP FREEDOM 2060 PORTFOLIOSM - INITIAL CLASS	MASSMUTUAL LIFE DIST - ADD’L	SPRINGFIELD	MA	7.95%
VIP FREEDOM 2060 PORTFOLIOSM - INITIAL CLASS	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	7.23%
VIP FREEDOM 2065 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	89.24%
VIP FREEDOM 2065 PORTFOLIOSM - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	62.17%
VIP FREEDOM 2065 PORTFOLIOSM - SERVICE CLASS 2	FMR CAPITAL	BOSTON	MA	18.83%
VIP FREEDOM 2065 PORTFOLIOSM - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	6.77%
VIP FREEDOM 2065 PORTFOLIOSM - SERVICE CLASS 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	5.18%
VIP FREEDOM 2065 PORTFOLIOSM - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	37.99%
VIP FREEDOM 2065 PORTFOLIOSM - INITIAL CLASS	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	25.23%
VIP FREEDOM 2065 PORTFOLIOSM - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	15.45%
VIP FREEDOM 2065 PORTFOLIOSM - INITIAL CLASS	FMR CAPITAL	BOSTON	MA	11.13%
VIP FREEDOM 2070 PORTFOLIOSM - INITIAL CLASS	FMR CAPITAL	BOSTON	MA	98.00%
VIP FREEDOM 2070 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	88.49%
VIP FREEDOM 2070 PORTFOLIOSM - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	6.10%

19

Fund or Class Name	Owner Name	City	State	Ownership %
VIP FREEDOM 2070 PORTFOLIOSM - SERVICE CLASS 2	FMR CAPITAL	BOSTON	MA	55.41%
VIP FREEDOM 2070 PORTFOLIOSM - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	43.83%
VIP INVESTOR FREEDOM RETIREMENT PORTFOLIOSM - INVESTOR CLASS	BEYERLEIN	SUNNYVALE	CA	5.11%
VIP INVESTOR FREEDOM 2035 PORTFOLIOSM - INVESTOR CLASS	VEVES	WESTWOOD	MA	5.18%
VIP INVESTOR FREEDOM 2040 PORTFOLIOSM - INVESTOR CLASS	HADLEY	FAIRFAX	VA	5.23%
VIP INVESTOR FREEDOM 2045 PORTFOLIOSM - INVESTOR CLASS	FMR CAPITAL	BOSTON	MA	12.45%
VIP INVESTOR FREEDOM 2050 PORTFOLIOSM - INVESTOR CLASS	HUBERT	RENO	NV	7.93%
VIP INVESTOR FREEDOM 2050 PORTFOLIOSM - INVESTOR CLASS	FMR CAPITAL	BOSTON	MA	7.73%
VIP INVESTOR FREEDOM 2050 PORTFOLIOSM - INVESTOR CLASS	NGUYEN	ROSEVILLE	CA	5.32%
VIP FREEDOM LIFETIME INCOME® II PORTFOLIO	BOSCHETTI	BONITA SPRINGS	FL	5.07%

As of June 30, 2026, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
VIP FREEDOM RETIREMENT PORTFOLIOSM	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	26.65%
VIP FREEDOM 2010 PORTFOLIOSM	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	81.98%
VIP FREEDOM 2020 PORTFOLIOSM	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	65.53%
VIP FREEDOM 2030 PORTFOLIOSM	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	37.25%
VIP FREEDOM 2040 PORTFOLIOSM	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	36.94%
VIP FREEDOM 2055 PORTFOLIOSM	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	35.38%
VIP FREEDOM 2055 PORTFOLIOSM	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	26.52%
VIP FREEDOM 2060 PORTFOLIOSM	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	44.98%
VIP FREEDOM 2065 PORTFOLIOSM	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	73.81%
VIP FREEDOM 2070 PORTFOLIOSM	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	75.29%

A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

20

APPENDIX C
The table below shows the aggregate amount paid to FMR under the Current Advisory Contract for the fiscal year ended December 31, 2025, the amount FMR would have been paid if the New Advisory Contract had been in effect, and the difference between the two, expressed as a percentage of the aggregate amount paid under the Current Advisory Contract.

Funds	Aggregate Amount Paid Under Current Advisory Contract	Aggregate Amount Paid Under New Advisory Contract	% Difference
VIP Freedom Retirement PortfolioSM	$ 0	$368,703	N/A
VIP Freedom 2010 PortfolioSM	$ 0	$844,134	N/A
VIP Freedom 2015 PortfolioSM	$ 0	$218,169	N/A
VIP Freedom 2020 PortfolioSM	$ 0	$ 2,133,595	N/A
VIP Freedom 2025 PortfolioSM	$ 0	$ 1,726,146	N/A
VIP Freedom 2030 PortfolioSM	$ 0	$ 3,904,479	N/A
VIP Freedom 2035 PortfolioSM	$ 0	$ 2,110,483	N/A
VIP Freedom 2040 PortfolioSM	$ 0	$ 2,189,610	N/A
VIP Freedom 2045 PortfolioSM	$ 0	$ 1,292,467	N/A
VIP Freedom 2050 PortfolioSM	$ 0	$ 1,078,149	N/A
VIP Freedom 2055 PortfolioSM	$ 0	$165,852	N/A
VIP Freedom 2060 PortfolioSM	$ 0	$156,950	N/A
VIP Freedom 2065 PortfolioSM	$ 0	$55,520	N/A
VIP Freedom 2070 PortfolioSM	$ 0	$4,878	N/A
VIP Investor Freedom Retirement PortfolioSM	$ 0	$284,752	N/A
VIP Investor Freedom 2010 PortfolioSM	$ 0	$194,169	N/A
VIP Investor Freedom 2015 PortfolioSM	$ 0	$358,553	N/A
VIP Investor Freedom 2020 PortfolioSM	$ 0	$777,031	N/A
VIP Investor Freedom 2025 PortfolioSM	$ 0	$980,099	N/A
VIP Investor Freedom 2030 PortfolioSM	$ 0	$ 1,930,867	N/A
VIP Investor Freedom 2035 PortfolioSM	$ 0	$163,998	N/A
VIP Investor Freedom 2040 PortfolioSM	$ 0	$122,695	N/A
VIP Investor Freedom 2045 PortfolioSM	$ 0	$41,966	N/A
VIP Investor Freedom 2050 PortfolioSM	$ 0	$65,546	N/A
VIP Freedom Lifetime Income® I Portfolio	$ 0	$30,500	N/A
VIP Freedom Lifetime Income® II Portfolio	$ 0	$99,696	N/A
VIP Freedom Lifetime Income® III Portfolio	$ 0	$136,406	N/A

21

APPENDIX D
The following tables describe the fees and expenses that may be incurred when you buy and hold shares of each of the funds. Each table of annual operating expenses provided below compares the expenses paid by each of the funds and classes, as applicable, during the fiscal year ended December 31, 2025, to the expenses that would have been paid if the New Advisory Contract had been in effect.
VIP Freedom - Annual Operating Expenses

Fund	Initial Class Current Expenses	Initial Class Proposed Expenses	Service Class Current Expenses	Service Class Proposed Expenses	Service Class 2 Current Expenses	Service Class 2 Proposed Expenses
VIP Freedom Retirement PortfolioSM
Management Fee	0.00%	0.34%	0.00%	0.34%	0.00%	0.34%
Distribution and/or Service (12b-1) fees	None	None	0.10%	0.10%	0.25%	0.25%
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.36%	0.00%	0.36%	0.00%	0.36%	0.00%
Total annual operating expenses	0.36%A	0.34%	0.46%A	0.44%	0.61%A	0.59%
VIP Freedom 2010 PortfolioSM
Management Fee	0.00%	0.34%	0.00%	0.34%	0.00%	0.34%
Distribution and/or Service (12b-1) fees	None	None	0.10%	0.10%	0.25%	0.25%
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.38%	0.00%	0.38%	0.00%	0.38%	0.00%
Total annual operating expenses	0.38%A	0.34%	0.48%A	0.44%	0.63%A	0.59%
VIP Freedom 2015 PortfolioSM
Management Fee	0.00%	0.37%	0.00%	0.37%	0.00%	0.37%
Distribution and/or Service (12b-1) fees	None	None	0.10%	0.10%	0.25%	0.25%
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.41%	0.00%	0.41%	0.00%	0.41%	0.00%
Total annual operating expenses	0.41%A	0.37%	0.51%A	0.47%	0.66%A	0.62%
VIP Freedom 2020 PortfolioSM
Management Fee	0.00%	0.41%	0.00%	0.41%	0.00%	0.41%
Distribution and/or Service (12b-1) fees	None	None	0.10%	0.10%	0.25%	0.25%
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.44%	0.00%	0.44%	0.00%	0.44%	0.00%
Total annual operating expenses	0.44%A	0.41%	0.54%A	0.51%	0.69%A	0.66%
VIP Freedom 2025 PortfolioSM
Management Fee	0.00%	0.43%	0.00%	0.43%	0.00%	0.43%
Distribution and/or Service (12b-1) fees	None	None	0.10%	0.10%	0.25%	0.25%
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.46%	0.00%	0.46%	0.00%	0.46%	0.00%
Total annual operating expenses	0.46%A	0.43%	0.56%A	0.53%	0.71%A	0.68%
VIP Freedom 2030 PortfolioSM
Management Fee	0.00%	0.46%	0.00%	0.46%	0.00%	0.46%
Distribution and/or Service (12b-1) fees	None	None	0.10%	0.10%	0.25%	0.25%
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.49%	0.00%	0.49%	0.00%	0.49%	0.00%
Total annual operating expenses	0.49%A	0.46%	0.59%A	0.56%	0.74%A	0.71%

22

Fund	Initial Class Current Expenses	Initial Class Proposed Expenses	Service Class Current Expenses	Service Class Proposed Expenses	Service Class 2 Current Expenses	Service Class 2 Proposed Expenses
VIP Freedom 2035 PortfolioSM
Management Fee	0.00%	0.50%	0.00%	0.50%	0.00%	0.50%
Distribution and/or Service (12b-1) fees	None	None	0.10%	0.10%	0.25%	0.25%
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.53%	0.00%	0.53%	0.00%	0.53%	0.00%
Total annual operating expenses	0.53%A	0.50%	0.63%A	0.60%	0.78%A	0.75%
VIP Freedom 2040 PortfolioSM
Management Fee	0.00%	0.54%	0.00%	0.54%	0.00%	0.54%
Distribution and/or Service (12b-1) fees	None	None	0.10%	0.10%	0.25%	0.25%
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.57%	0.00%	0.57%	0.00%	0.57%	0.00%
Total annual operating expenses	0.57%A	0.54%	0.67%A	0.64%	0.82%A	0.79%
VIP Freedom 2045 PortfolioSM
Management Fee	0.00%	0.57%	0.00%	0.57%	0.00%	0.57%
Distribution and/or Service (12b-1) fees	None	None	0.10%	0.10%	0.25%	0.25%
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.60%	0.00%	0.60%	0.00%	0.60%	0.00%
Total annual operating expenses	0.60%A	0.57%	0.70%A	0.67%	0.85%A	0.82%
VIP Freedom 2050 PortfolioSM
Management Fee	0.00%	0.57%	0.00%	0.57%	0.00%	0.57%
Distribution and/or Service (12b-1) fees	None	None	0.10%	0.10%	0.25%	0.25%
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.60%	0.00%	0.60%	0.00%	0.60%	0.00%
Total annual operating expenses	0.60%A	0.57%	0.70%A	0.67%	0.85%A	0.82%
VIP Freedom 2055 PortfolioSM
Management Fee	0.00%	0.57%	0.00%	0.57%	0.00%	0.57%
Distribution and/or Service (12b-1) fees	None	None	0.10%	0.10%	0.25%	0.25%
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.60%	0.00%	0.60%	0.00%	0.60%	0.00%
Total annual operating expenses	0.60%A	0.57%	0.70%A	0.67%	0.85%A	0.82%
VIP Freedom 2060 PortfolioSM
Management Fee	0.00%	0.57%	0.00%	0.57%	0.00%	0.57%
Distribution and/or Service (12b-1) fees	None	None	0.10%	0.10%	0.25%	0.25%
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.60%	0.00%	0.60%	0.00%	0.60%	0.00%
Total annual operating expenses	0.60%A	0.57%	0.70%A	0.67%	0.85%A	0.82%
VIP Freedom 2065 PortfolioSM
Management Fee	0.00%	0.57%	0.00%	0.57%	0.00%	0.57%
Distribution and/or Service (12b-1) fees	None	None	0.10%	0.10%	0.25%	0.25%
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.60%	0.00%	0.60%	0.00%	0.60%	0.00%
Total annual operating expenses	0.60%A	0.57%	0.70%A	0.67%	0.85%A	0.82%

23

Fund	Initial Class Current Expenses	Initial Class Proposed Expenses	Service Class Current Expenses	Service Class Proposed Expenses	Service Class 2 Current Expenses	Service Class 2 Proposed Expenses
VIP Freedom 2070 PortfolioSM

Management Fee	0.00%	0.57%	0.00%	0.57%	0.00%	0.57%
Distribution and/or Service (12b-1) fees	None	None	0.10%	0.10%	0.25%	0.25%
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.60%	0.00%	0.60%	0.00%	0.60%	0.00%
Total annual operating expenses	0.60%A	0.57%	0.70%A	0.67%	0.85%A	0.82%

A	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
The following table illustrates the expenses on a $10,000 investment under fees and expenses stated above, assuming (1) 5% annual return and (2) redemption if you sell all of your shares and if you hold your shares at the end of the time period.

	Initial Class		Initial Class		Service Class		Service Class		Service Class 2		Service Class 2
	Current		Proposed		Current		Proposed		Current		Proposed
Fund	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
VIP Freedom Retirement PortfolioSM
1 year	$37	$37	$35	$35	$47	$47	$45	$45	$62	$62	$60	$60
3 years	$ 116	$ 116	$ 109	$ 109	$ 148	$ 148	$ 141	$ 141	$195	$195	$189	$189
5 years	$ 202	$ 202	$ 191	$ 191	$ 258	$ 258	$ 246	$ 246	$340	$340	$329	$329
10 years	$ 456	$ 456	$ 431	$ 431	$ 579	$ 579	$ 555	$ 555	$762	$762	$738	$738
VIP Freedom 2010 PortfolioSM
1 year	$39	$39	$35	$35	$49	$49	$45	$45	$64	$64	$60	$60
3 years	$ 122	$ 122	$ 109	$ 109	$ 154	$ 154	$ 141	$ 141	$202	$202	$189	$189
5 years	$ 213	$ 213	$ 191	$ 191	$ 269	$ 269	$ 246	$ 246	$351	$351	$329	$329
10 years	$ 480	$ 480	$ 431	$ 431	$ 604	$ 604	$ 555	$ 555	$786	$786	$738	$738
VIP Freedom 2015 PortfolioSM
1 year	$42	$42	$38	$38	$52	$52	$48	$48	$67	$67	$63	$63
3 years	$ 132	$ 132	$ 119	$ 119	$ 164	$ 164	$ 151	$ 151	$211	$211	$199	$199
5 years	$ 230	$ 230	$ 208	$ 208	$ 285	$ 285	$ 263	$ 263	$368	$368	$346	$346
10 years	$ 518	$ 518	$ 468	$ 468	$ 640	$ 640	$ 591	$ 591	$822	$822	$774	$774
VIP Freedom 2020 PortfolioSM
1 year	$45	$45	$42	$42	$55	$55	$52	$52	$70	$70	$67	$67
3 years	$ 141	$ 141	$ 132	$ 132	$ 173	$ 173	$ 164	$ 164	$221	$221	$211	$211
5 years	$ 246	$ 246	$ 230	$ 230	$ 302	$ 302	$ 285	$ 285	$384	$384	$368	$368
10 years	$ 555	$ 555	$ 518	$ 518	$ 677	$ 677	$ 640	$ 640	$ 859	$ 859	$822	$822
VIP Freedom 2025 PortfolioSM
1 year	$47	$47	$44	$44	$57	$57	$54	$54	$73	$73	$69	$69
3 years	$ 148	$ 148	$ 138	$ 138	$ 179	$ 179	$ 170	$ 170	$227	$227	$218	$218
5 years	$ 258	$ 258	$ 241	$ 241	$ 313	$ 313	$ 296	$ 296	$395	$395	$379	$379
10 years	$ 579	$ 579	$ 542	$ 542	$ 701	$ 701	$ 665	$ 665	$883	$883	$847	$847
VIP Freedom 2030 PortfolioSM
1 year	$50	$50	$47	$47	$60	$60	$57	$57	$76	$76	$73	$73
3 years	$ 157	$ 157	$ 148	$ 148	$ 189	$ 189	$ 179	$ 179	$237	$237	$227	$227
5 years	$274	$ 274	$ 258	$ 258	$ 329	$ 329	$ 313	$ 313	$411	$411	$395	$395
10 years	$ 616	$ 616	$ 579	$ 579	$ 738	$ 738	$ 701	$ 701	$918	$918	$883	$883

24

	Initial Class		Initial Class		Service Class		Service Class		Service Class 2		Service Class 2
	Current		Proposed		Current		Proposed		Current		Proposed
Fund	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
VIP Freedom 2035 PortfolioSM
1 year	$54	$54	$51	$51	$64	$64	$61	$61	$80	$80	$77	$77
3 years	$ 170	$ 170	$ 160	$ 160	$ 202	$ 202	$ 192	$ 192	$249	$249	$240	$240
5 years	$ 296	$ 296	$ 280	$ 280	$ 351	$ 351	$ 335	$ 335	$433	$433	$417	$417
10 years	$ 665	$ 665	$ 628	$ 628	$ 786	$ 786	$ 750	$ 750	$966	$966	$930	$930
VIP Freedom 2040 PortfolioSM
1 year	$58	$58	$55	$55	$68	$68	$65	$65	$84	$84	$81	$81
3 years	$ 183	$ 183	$ 173	$ 173	$ 214	$ 214	$ 205	$ 205	$262	$262	$252	$252
5 years	$ 318	$ 318	$ 302	$ 302	$ 373	$ 373	$ 357	$ 357	$455	$455	$439	$439
10 years	$ 714	$ 714	$ 677	$ 677	$ 835	$ 835	$ 798	$ 798	$1,014	$1,014	$978	$978
VIP Freedom 2045 PortfolioSM
1 year	$61	$61	$58	$58	$72	$72	$68	$68	$87	$87	$84	$84
3 years	$ 192	$ 192	$ 183	$ 183	$ 224	$ 224	$ 214	$ 214	$271	$271	$262	$262
5 years	$ 335	$ 335	$ 318	$ 318	$ 390	$ 390	$ 373	$ 373	$471	$471	$455	$455
10 years	$ 750	$ 750	$ 714	$ 714	$ 871	$ 871	$ 835	$ 835	$1,049	$1,049	$1,014	$1,014
VIP Freedom 2050 PortfolioSM
1 year	$61	$61	$58	$58	$72	$72	$68	$68	$87	$87	$84	$84
3 years	$ 192	$ 192	$ 183	$ 183	$ 224	$ 224	$ 214	$ 214	$271	$271	$262	$262
5 years	$ 335	$ 335	$ 318	$ 318	$ 390	$ 390	$ 373	$ 373	$471	$471	$455	$455
10 years	$ 750	$ 750	$ 714	$ 714	$ 871	$ 871	$ 835	$ 835	$1,049	$1,049	$1,014	$1,014
VIP Freedom 2055 PortfolioSM
1 year	$61	$61	$58	$58	$72	$72	$68	$68	$87	$87	$84	$84
3 years	$ 192	$ 192	$ 183	$ 183	$ 224	$ 224	$ 214	$ 214	$271	$271	$262	$262
5 years	$ 335	$ 335	$ 318	$ 318	$ 390	$ 390	$ 373	$ 373	$471	$471	$455	$455
10 years	$ 750	$ 750	$ 714	$ 714	$ 871	$ 871	$ 835	$ 835	$1,049	$1,049	$1,014	$1,014
VIP Freedom 2060 PortfolioSM
1 year	$61	$61	$58	$58	$72	$72	$68	$68	$87	$87	$84	$84
3 years	$ 192	$ 192	$ 183	$ 183	$ 224	$ 224	$ 214	$ 214	$271	$271	$262	$262
5 years	$ 335	$ 335	$ 318	$ 318	$ 390	$ 390	$ 373	$ 373	$471	$471	$455	$455
10 years	$ 750	$ 750	$ 714	$ 714	$ 871	$ 871	$ 835	$ 835	$1,049	$1,049	$1,014	$1,014
VIP Freedom 2065 PortfolioSM
1 year	$61	$61	$58	$58	$72	$72	$68	$68	$87	$87	$84	$84
3 years	$ 192	$ 192	$ 183	$ 183	$ 224	$ 224	$ 214	$ 214	$271	$271	$262	$262
5 years	$ 335	$ 335	$ 318	$ 318	$ 390	$ 390	$ 373	$ 373	$471	$471	$455	$455
10 years	$ 750	$ 750	$ 714	$ 714	$ 871	$ 871	$ 835	$ 835	$1,049	$1,049	$1,014	$1,014
VIP Freedom 2070 PortfolioSM
1 year	$61	$61	$58	$58	$72	$72	$68	$68	$87	$87	$84	$84
3 years	$ 192	$ 192	$ 183	$ 183	$ 224	$ 224	$ 214	$ 214	$271	$271	$262	$262
5 years	$ 335	$ 335	$ 318	$ 318	$ 390	$ 390	$ 373	$ 373	$471	$471	$455	$455
10 years	$ 750	$ 750	$ 714	$ 714	$ 871	$ 871	$ 835	$ 835	$1,049	$1,049	$1,014	$1,014

25

VIP Investor Freedom - Annual Operating Expenses

Fund	Current Expenses	Proposed Expenses
VIP Investor Freedom Retirement PortfolioSM
Management Fee	0.00%	0.37%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.39%	0.00%
Total annual operating expenses	0.39%A	0.37%
VIP Investor Freedom 2010 PortfolioSM
Management Fee	0.00%	0.37%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.42%	0.00%
Total annual operating expenses	0.42%A	0.37%
VIP Investor Freedom 2015 PortfolioSM
Management Fee	0.00%	0.40%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.45%	0.00%
Total annual operating expenses	0.45%A	0.40%
VIP Investor Freedom 2020 PortfolioSM
Management Fee	0.00%	0.44%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.49%	0.00%
Total annual operating expenses	0.49%A	0.44%
VIP Investor Freedom 2025 PortfolioSM
Management Fee	0.00%	0.47%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.51%	0.00%
Total annual operating expenses	0.51%A	0.47%
VIP Investor Freedom 2030 PortfolioSM
Management Fee	0.00%	0.51%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.54%	0.00%
Total annual operating expenses	0.54%A	0.51%
VIP Investor Freedom 2035 PortfolioSM
Management Fee	0.00%	0.55%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.58%	0.00%
Total annual operating expenses	0.58%A	0.55%
VIP Investor Freedom 2040 PortfolioSM
Management Fee	0.00%	0.60%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.63%	0.00%
Total annual operating expenses	0.63%A	0.60%

26

Fund	Current Expenses	Proposed Expenses
VIP Investor Freedom 2045 PortfolioSM
Management Fee	0.00%	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.67%	0.00%
Total annual operating expenses	0.67%A	0.64%
VIP Investor Freedom 2050 PortfolioSM
Management Fee	0.00%	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.67%	0.00%
Total annual operating expenses	0.67%A	0.64%

A	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
The following table illustrates the expenses on a $10,000 investment under fees and expenses stated above, assuming (1) 5% annual return and (2) redemption if you sell all of your shares and if you hold your shares at the end of the time period.

Fund	Current	Proposed
VIP Investor Freedom Retirement PortfolioSM
1 year	$40	$38
3 years	$ 125	$ 119
5 years	$ 219	$ 208
10 years	$ 493	$ 468
VIP Investor Freedom 2010 PortfolioSM
1 year	$43	$38
3 years	$ 135	$ 119
5 years	$ 235	$ 208
10 years	$ 530	$ 468
VIP Investor Freedom 2015 PortfolioSM
1 year	$46	$41
3 years	$ 144	$ 128
5 years	$ 252	$ 224
10 years	$ 567	$ 505
VIP Investor Freedom 2020 PortfolioSM
1 year	$50	$45
3 years	$ 157	$ 141
5 years	$ 274	$ 246
10 years	$ 616	$ 555
VIP Investor Freedom 2025 PortfolioSM
1 year	$52	$48
3 years	$ 164	$ 151
5 years	$ 285	$ 263
10 years	$ 640	$ 591
VIP Investor Freedom 2030 PortfolioSM
1 year	$55	$52
3 years	$ 173	$ 164
5 years	$ 302	$ 285
10 years	$ 677	$ 640

27

Fund	Current	Proposed
VIP Investor Freedom 2035 PortfolioSM
1 year	$59	$56
3 years	$ 186	$ 176
5 years	$ 324	$ 307
10 years	$ 726	$ 689
VIP Investor Freedom 2040 PortfolioSM
1 year	$64	$61
3 years	$ 202	$ 192
5 years	$ 351	$ 335
10 years	$ 786	$ 750
VIP Investor Freedom 2045 PortfolioSM
1 year	$68	$65
3 years	$ 214	$ 205
5 years	$ 373	$ 357
10 years	$ 835	$ 798
VIP Investor Freedom 2050 PortfolioSM
1 year	$68	$65
3 years	$ 214	$ 205
5 years	$ 373	$ 357
10 years	$ 835	$ 798

VIP Freedom Lifetime Income - Annual Operating Expenses

Fund	Current Expenses	Proposed Expenses
VIP Freedom Lifetime Income® I Portfolio
Management Fee	0.00%	0.37%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.39%	0.00%
Total annual operating expenses	0.39%A	0.37%
VIP Freedom Lifetime Income® II Portfolio
Management Fee	0.00%	0.39%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.42%	0.00%
Total annual operating expenses	0.42%A	0.39%
VIP Freedom Lifetime Income® III Portfolio
Management Fee	0.00%	0.46%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.49%	0.00%
Total annual operating expenses	0.49%A	0.46%

A	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

28

The following table illustrates the expenses on a $10,000 investment under fees and expenses stated above, assuming (1) 5% annual return and (2) redemption if you sell all of your shares and if you hold your shares at the end of the time period.

Fund	Current	Proposed
VIP Freedom Lifetime Income® I Portfolio
1 year	$40	$38
3 years	$ 125	$ 119
5 years	$ 219	$ 208
10 years	$ 493	$ 468
VIP Freedom Lifetime Income® II Portfolio
1 year	$43	$40
3 years	$ 135	$ 125
5 years	$ 235	$ 219
10 years	$ 530	$ 493
VIP Freedom Lifetime Income® III Portfolio
1 year	$50	$47
3 years	$ 157	$ 148
5 years	$ 274	$ 258
10 years	$ 616	$ 579

29

APPENDIX E
FORM OF
AMENDED and RESTATED
MANAGEMENT CONTRACT
between
VARIABLE INSURANCE PRODUCTS FUND V
[FUND NAME]
and
FIDELITY MANAGEMENT & RESEARCH COMPANY LLC
AGREEMENT AMENDED and RESTATED as of this __ day of [Month], 20__, by and between Variable Insurance Products Fund V, a Massachusetts business trust, which may issue one or more series of shares of beneficial interest (hereinafter called the “Trust”), on behalf of [Fund Name] (hereinafter called the “Fund”), and Fidelity Management & Research Company LLC, a Delaware limited liability company (hereinafter called the “Adviser”) as set forth in its entirety below.
1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Trust’ Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund’ Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the “1940 Act”), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Trust, of all Trustees of the Trust who are “interested persons” of the Trust or of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to allocate the Fund’ assets among the various underlying Fidelity funds in which the Fund may invest and to otherwise buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund as permitted under the Fund’ investment policies. The Adviser shall from time to time make recommendations to the Trust’ Board of Trustees with respect to the Fund’ investment policies provided that the investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Trust’ Board of Trustees.
(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Trust. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Trust’ existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’ shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.
The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trust’ Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
(c) The Adviser undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the Fund, except the following, which shall be paid by the Fund: (i) taxes; (ii) the fees and expenses of all Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser; (iii) interest expenses with respect to borrowings by the Fund; (iv) Rule 12b-1 fees, if any; (v) expenses of printing and mailing proxy materials to shareholders of the Fund; (vi) all other expenses incidental to holding meetings of the Fund’ shareholders, including proxy solicitations therefor; and (vii) such non-recurring and/or extraordinary expenses as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Trust’ Trustees and officers with respect thereto. The Fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’ securities lending program, if applicable. It is understood that service charges billed directly to shareholders of the Fund, including charges for exchanges, redemptions, sub-accounting or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.
(d) The Adviser, either itself or through an affiliated company or through the Fund’ custodian, shall place all orders for the purchase and sale of Fidelity mutual fund shares for the Fund’ account with such underlying funds’ transfer agents. With respect to portfolio securities other than Fidelity mutual fund shares, the Adviser, either itself or through an affiliated company, shall place all purchase and sale orders for the Fund’ account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the

30

Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.
The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Fund.
2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.
3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly by each class of the Fund as soon as practicable after the last day of each month, at the annual rate for each class set forth in Schedule A of the average daily net assets of the class (computed in the manner set forth in the Trust’ Declaration of Trust) throughout the month.
In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
4. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser’ ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.
5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until September 30, 20[__], and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.
(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.
(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval (to the extent required by the 1940 Act).
(d) Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.
(e) In the event that the Fund shall issue any additional classes of shares, Schedule A of this Contract may be modified by mutual consent of the parties to set forth the management fee to be paid to the Adviser with respect to those additional classes of shares.
6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’ Declaration of Trust or other organizational documents and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Funds of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust] or other organizational documents are separate and distinct from those of any and all other Funds.
7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

31

The terms “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.
IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]

32

Schedule A to Form of Management Contract
VIP Freedom
Pursuant to paragraph 3 of this Agreement, each class will pay a management fee at the annual rate set forth in the table below of the average daily net assets of the class (computed in the manner set forth in the Trust’s Declaration of Trust) throughout the month. “Years to Target Retirement Date” will be determined on the first day of the Fund’s then-current fiscal year and the corresponding annual rate will apply through the last day of that fiscal year.

Years to Target Retirement Date	Initial Class, Service Class, Service Class 2 Annualized Rate (bp)
46	57
45	57
44	57
43	57
42	57
41	57
40	57
39	57
38	57
37	57
36	57
35	57
34	57
33	57
32	57
31	57
30	57
29	57
28	57
27	57
26	57
25	57
24	57
23	57
22	57
21	57
20	57
19	57
18	57
17	56
16	56
15	55
14	54
13	53
12	53
11	52
10	51
9	50
8	49
7	49
6	48
5	47
4	46

33

Years to Target Retirement Date	Initial Class, Service Class, Service Class 2 Annualized Rate (bp)
3	45
2	45
1	44
0	43
-1	43
-2	43
-3	42
-4	42
-5	41
-6	41
-7	40
-8	39
-9	38
-10	37
-11	37
-12	36
-13	36
-14	35
-15	34
Thereafter (including investments in VIP Freedom Retirement Portfolio)	34

34

Schedule A to Form of Management Contract
VIP Investor Freedom
Pursuant to paragraph 3 of this Agreement, each class will pay a management fee at the annual rate set forth in the table below of the average daily net assets of the class (computed in the manner set forth in the Trust’s Declaration of Trust) throughout the month. “Years to Target Retirement Date” will be determined on the first day of the Fund’s then-current fiscal year and the corresponding annual rate will apply through the last day of that fiscal year.

Years to Target Retirement Date	Investor Freedom Class Annualized Rate (bp)
46	64
45	64
44	64
43	64
42	64
41	64
40	64
39	64
38	64
37	64
36	64
35	64
34	64
33	64
32	64
31	64
30	64
29	64
28	64
27	64
26	64
25	64
24	64
23	64
22	64
21	64
20	64
19	64
18	63
17	63
16	62
15	61
14	60
13	59
12	58
11	57
10	56
9	55
8	54
7	54
6	53
5	52
4	51
3	50

35

Years to Target Retirement Date	Investor Freedom Class Annualized Rate (bp)
2	50
1	49
0	48
-1	47
-2	46
-3	46
-4	45
-5	45
-6	44
-7	43
-8	42
-9	41
-10	40
-11	40
-12	39
-13	39
-14	38
-15	37
Thereafter (including investments in VIP Investor Freedom Retirement Portfolio)	37

36

Schedule A to Form of Management Contract
VIP Freedom Lifetime Income
Pursuant to paragraph 3 of this Agreement, each class will pay a management fee at the annual rate set forth below of the average daily net assets of the class (computed in the manner set forth in the Trust’s Declaration of Trust) throughout the month.

Class	Annualized Rate (bp)
Freedom Lifetime Income I	37

Schedule A to Form of Management Contract
VIP Freedom Lifetime Income II
Pursuant to paragraph 3 of this Agreement, each class will pay a management fee at the annual rate set forth in the table below of the average daily net assets of the class (computed in the manner set forth in the Trust’s Declaration of Trust) throughout the month. The rate will be determined on the first day of the applicable year and the corresponding annual rate will apply through the last day of that year.

Year	Freedom Lifetime Income II Class Annualized Rate (bp)
2026	39
2027	39
2028	38
2029	37
2030 and thereafter	37

Schedule A to Form of Management Contract
VIP Freedom Lifetime Income III
Pursuant to paragraph 3 of this Agreement, each class will pay a management fee at the annual rate set forth in the table below of the average daily net assets of the class (computed in the manner set forth in the Trust’s Declaration of Trust) throughout the month. The rate will be determined on the first day of the applicable year and the corresponding annual rate will apply through the last day of that year.

Year	Freedom Lifetime Income III Class Annualized Rate (bp)
2026	46
2027	46
2028	45
2029	45
2030	44
2031	43
2032	42
2033	41
2034	40
2035	40
2036	39
2037	39
2038	38
2039	37
2040 and thereafter	37

37

APPENDIX F

Funds	Total Annual Operating Expenses as of 12/31/2025 (bp)	Expected Total Annual Operating Expenses (bp)	Difference (bp)
VIP Freedom Retirement PortfolioSM
Initial Class	36	34	−2
Service Class	46	44	−2
Service Class 2	61	59	−2
VIP Freedom 2010 PortfolioSM
Initial Class	38	34	−4
Service Class	48	44	−4
Service Class 2	63	59	−4
VIP Freedom 2015 PortfolioSM
Initial Class	41	37	−4
Service Class	51	47	−4
Service Class 2	66	62	−4
VIP Freedom 2020 PortfolioSM
Initial Class	44	41	−3
Service Class	54	51	−3
Service Class 2	69	66	−3
VIP Freedom 2025 PortfolioSM
Initial Class	46	43	−3
Service Class	56	53	−3
Service Class 2	71	68	−3
VIP Freedom 2030 PortfolioSM
Initial Class	49	46	−3
Service Class	59	56	−3
Service Class 2	74	71	−3
VIP Freedom 2035 PortfolioSM
Initial Class	53	50	−3
Service Class	63	60	−3
Service Class 2	78	75	−3
VIP Freedom 2040 PortfolioSM
Initial Class	57	54	−3
Service Class	67	64	−3
Service Class 2	82	79	−3
VIP Freedom 2045 PortfolioSM
Initial Class	60	57	−3
Service Class	70	67	−3
Service Class 2	85	82	−3
VIP Freedom 2050 PortfolioSM
Initial Class	60	57	−3
Service Class	70	67	−3
Service Class 2	85	82	−3
VIP Freedom 2055 PortfolioSM
Initial Class	60	57	−3
Service Class	70	67	−3
Service Class 2	85	82	−3
VIP Freedom 2060 PortfolioSM
Initial Class	60	57	−3
Service Class	70	67	−3
Service Class 2	85	82	−3

38

Funds	Total Annual Operating Expenses as of 12/31/2025 (bp)	Expected Total Annual Operating Expenses (bp)	Difference (bp)
VIP Freedom 2065 PortfolioSM
Initial Class	60	57	−3
Service Class	70	67	−3
Service Class 2	85	82	−3
VIP Freedom 2070 PortfolioSM
Initial Class	60	57	−3
Service Class	70	67	−3
Service Class 2	85	82	−3
VIP Investor Freedom Retirement PortfolioSM	39	37	−2
VIP Investor Freedom 2010 PortfolioSM	42	37	−5
VIP Investor Freedom 2015 PortfolioSM	45	40	−5
VIP Investor Freedom 2020 PortfolioSM	49	44	−5
VIP Investor Freedom 2025 PortfolioSM	51	47	−4
VIP Investor Freedom 2030 PortfolioSM	54	51	−3
VIP Investor Freedom 2035 PortfolioSM	58	55	−3
VIP Investor Freedom 2040 PortfolioSM	63	60	−3
VIP Investor Freedom 2045 PortfolioSM	67	64	−3
VIP Investor Freedom 2050 PortfolioSM	67	64	−3
VIP Freedom Lifetime Income® I Portfolio	39	37	−2
VIP Freedom Lifetime Income® II Portfolio	42	39	−3
VIP Freedom Lifetime Income® III Portfolio	49	46	−3

39

APPENDIX G
Funds Advised by FMR – Table of Average Net Assets and Advisory Fees
The following table shows the average net assets and advisory fees for funds with similar investment objectives to each of the VIP Freedom Funds and advised by FMR as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund/Class	As of	Net Assets (000 omitted)	Ratios of Advisory Fees to Average Net Assets Paid to FMR
Fidelity Advisor Freedom® Retirement Fund
Class A	3/31/2026	$81,822	0.46
Class M	3/31/2026	$37,519	0.46
Class C	3/31/2026	$3,681	0.46
Class I	3/31/2026	$9,048	0.46
Class Z	3/31/2026	$44,327	0.41
Class K6A	3/31/2026	$42,515	0.24
Fidelity Advisor Freedom® 2010 Fund
Class A	3/31/2026	$83,505	0.46
Class M	3/31/2026	$38,247	0.46
Class C	3/31/2026	$1,048	0.46
Class I	3/31/2026	$17,745	0.46
Class Z	3/31/2026	$36,358	0.41
Class K6A	3/31/2026	$32,290	0.24
Fidelity Advisor Freedom® 2015 Fund
Class A	3/31/2026	$187,816	0.50
Class M	3/31/2026	$59,491	0.50
Class C	3/31/2026	$5,596	0.50
Class I	3/31/2026	$22,808	0.50
Class Z	3/31/2026	$90,355	0.45
Class K6A	3/31/2026	$60,837	0.26
Fidelity Advisor Freedom® 2020 Fund
Class A	3/31/2026	$444,517	0.55
Class M	3/31/2026	$177,983	0.55
Class C	3/31/2026	$17,198	0.55
Class I	3/31/2026	$44,825	0.55
Class Z	3/31/2026	$218,102	0.48
Class K6A	3/31/2026	$190,216	0.28
Fidelity Advisor Freedom® 2025 Fund
Class A	3/31/2026	$776,008	0.59
Class M	3/31/2026	$289,135	0.59
Class C	3/31/2026	$27,875	0.59
Class I	3/31/2026	$68,063	0.59
Class Z	3/31/2026	$455,555	0.52
Class K6A	3/31/2026	$434,452	0.32
Fidelity Advisor Freedom® 2030 Fund
Class A	3/31/2026	$1,086,767	0.61
Class M	3/31/2026	$415,529	0.61
Class C	3/31/2026	$43,122	0.61
Class I	3/31/2026	$120,351	0.61
Class Z	3/31/2026	$674,839	0.55
Class K6A	3/31/2026	$649,748	0.36

40

Fund/Class	As of	Net Assets (000 omitted)	Ratios of Advisory Fees to Average Net Assets Paid to FMR
Fidelity Advisor Freedom® 2035 Fund
Class A	3/31/2026	$1,017,272	0.65
Class M	3/31/2026	$400,295	0.65
Class C	3/31/2026	$43,838	0.65
Class I	3/31/2026	$109,708	0.65
Class Z	3/31/2026	$718,125	0.59
Class K6A	3/31/2026	$703,432	0.39
Fidelity Advisor Freedom® 2040 Fund
Class A	3/31/2026	$1,004,816	0.67
Class M	3/31/2026	$407,187	0.67
Class C	3/31/2026	$38,738	0.67
Class I	3/31/2026	$122,392	0.67
Class Z	3/31/2026	$664,277	0.62
Class K6A	3/31/2026	$653,838	0.43
Fidelity Advisor Freedom® 2045 Fund
Class A	3/31/2026	$658,012	0.69
Class M	3/31/2026	$272,681	0.69
Class C	3/31/2026	$27,025	0.69
Class I	3/31/2026	$75,084	0.69
Class Z	3/31/2026	$536,484	0.64
Class K6A	3/31/2026	$611,892	0.45
Fidelity Advisor Freedom® 2050 Fund
Class A	3/31/2026	$594,181	0.69
Class M	3/31/2026	$226,804	0.69
Class C	3/31/2026	$30,934	0.69
Class I	3/31/2026	$73,893	0.69
Class Z	3/31/2026	$490,501	0.64
Class K6A	3/31/2026	$539,209	0.45
Fidelity Advisor Freedom® 2055 Fund
Class A	3/31/2026	$376,822	0.69
Class M	3/31/2026	$147,909	0.69
Class C	3/31/2026	$19,403	0.69
Class I	3/31/2026	$39,165	0.69
Class Z	3/31/2026	$374,319	0.64
Class K6A	3/31/2026	$418,973	0.45
Fidelity Advisor Freedom® 2060 Fund
Class A	3/31/2026	$211,609	0.69
Class M	3/31/2026	$83,948	0.69
Class C	3/31/2026	$14,398	0.69
Class I	3/31/2026	$19,442	0.69
Class Z	3/31/2026	$212,635	0.64
Class K6A	3/31/2026	$247,464	0.45
Fidelity Advisor Freedom® 2065 Fund
Class A	3/31/2026	$80,633	0.69
Class M	3/31/2026	$22,313	0.69
Class C	3/31/2026	$3,900	0.69
Class I	3/31/2026	$3,164	0.69
Class Z	3/31/2026	$71,937	0.64
Class K6A	3/31/2026	$82,678	0.45

41

Fund/Class	As of	Net Assets (000 omitted)	Ratios of Advisory Fees to Average Net Assets Paid to FMR
Fidelity Advisor Freedom® 2070 Fund
Class A	3/31/2026	$3,096	0.69
Class M	3/31/2026	$1,565	0.68
Class C	3/31/2026	$135	0.69
Class I	3/31/2026	$357	0.69
Class Z	3/31/2026	$3,508	0.64
Class K6A	3/31/2026	$582	0.45
Fidelity Flex® Freedom Blend Retirement FundB	3/31/2026	$2,574	0.00
Fidelity Flex® Freedom Blend 2010 FundB	3/31/2026	$2,617	0.00
Fidelity Flex® Freedom Blend 2015 FundB	3/31/2026	$7,302	0.00
Fidelity Flex® Freedom Blend 2020 FundB	3/31/2026	$24,706	0.00
Fidelity Flex® Freedom Blend 2025 FundB	3/31/2026	$40,860	0.00
Fidelity Flex® Freedom Blend 2030 FundB	3/31/2026	$73,339	0.00
Fidelity Flex® Freedom Blend 2035 FundB	3/31/2026	$76,984	0.00
Fidelity Flex® Freedom Blend 2040 FundB	3/31/2026	$73,131	0.00
Fidelity Flex® Freedom Blend 2045 FundB	3/31/2026	$77,768	0.00
Fidelity Flex® Freedom Blend 2050 FundB	3/31/2026	$60,803	0.00
Fidelity Flex® Freedom Blend 2055 FundB	3/31/2026	$45,430	0.00
Fidelity Flex® Freedom Blend 2060 FundB	3/31/2026	$26,965	0.00
Fidelity Flex® Freedom Blend 2065 FundB	3/31/2026	$17,007	0.00
Fidelity Flex® Freedom Blend 2070 FundB	3/31/2026	$6,470	0.00
Fidelity Freedom® Blend Retirement Fund
Retail	3/31/2026	$43,830	0.41
Class A	3/31/2026	$3,044	0.41
Class M	3/31/2026	$190	0.41
Class C	3/31/2026	$350	0.41
Class I	3/31/2026	$1,390	0.41
Class Z	3/31/2026	$3,889	0.31
Class K	3/31/2026	$2,335	0.31
Class K6A	3/31/2026	$94,672	0.21
PremierA	3/31/2026	$42,573	0.17
Fidelity Freedom® Blend 2010 Fund
Retail	3/31/2026	$57,605	0.41
Class A	3/31/2026	$399	0.41
Class M	3/31/2026	$330	0.41
Class C	3/31/2026	$208	0.41
Class I	3/31/2026	$774	0.41
Class Z	3/31/2026	$113	0.31
Class K	3/31/2026	$3,366	0.31
Class K6A	3/31/2026	$55,949	0.21
PremierA	3/31/2026	$40,379	0.17
Fidelity Freedom® Blend 2015 Fund
Retail	3/31/2026	$103,495	0.42
Class A	3/31/2026	$2,514	0.42
Class M	3/31/2026	$662	0.42
Class C	3/31/2026	$484	0.42
Class I	3/31/2026	$5,045	0.42
Class Z	3/31/2026	$219	0.32
Class K	3/31/2026	$6,009	0.32

42

Fund/Class	As of	Net Assets (000 omitted)	Ratios of Advisory Fees to Average Net Assets Paid to FMR
Class K6A	3/31/2026	$129,349	0.22
PremierA	3/31/2026	$95,372	0.18
Fidelity Freedom® Blend 2020 Fund
Retail	3/31/2026	$335,400	0.43
Class A	3/31/2026	$5,863	0.43
Class M	3/31/2026	$1,063	0.43
Class C	3/31/2026	$1,466	0.43
Class I	3/31/2026	$5,141	0.43
Class Z	3/31/2026	$1,448	0.33
Class K	3/31/2026	$24,778	0.33
Class K6A	3/31/2026	$466,700	0.23
PremierA	3/31/2026	$325,355	0.18
Fidelity Freedom® Blend 2025 Fund
Retail	3/31/2026	$583,433	0.44
Class A	3/31/2026	$17,329	0.44
Class M	3/31/2026	$1,402	0.44
Class C	3/31/2026	$2,270	0.44
Class I	3/31/2026	$15,042	0.44
Class Z	3/31/2026	$3,423	0.34
Class K	3/31/2026	$34,684	0.34
Class K6A	3/31/2026	$1,018,899	0.24
PremierA	3/31/2026	$836,789	0.19
Fidelity Freedom® Blend 2030 Fund
Retail	3/31/2026	$800,221	0.46
Class A	3/31/2026	$28,467	0.46
Class M	3/31/2026	$3,556	0.46
Class C	3/31/2026	$4,079	0.46
Class I	3/31/2026	$38,567	0.46
Class Z	3/31/2026	$13,304	0.36
Class K	3/31/2026	$83,456	0.36
Class K6A	3/31/2026	$1,623,222	0.26
PremierA	3/31/2026	$1,390,806	0.19
Fidelity Freedom® Blend 2035 Fund
Retail	3/31/2026	$762,728	0.47
Class A	3/31/2026	$34,054	0.47
Class M	3/31/2026	$4,567	0.47
Class C	3/31/2026	$4,446	0.47
Class I	3/31/2026	$36,895	0.47
Class Z	3/31/2026	$4,481	0.37
Class K	3/31/2026	$57,875	0.37
Class K6A	3/31/2026	$1,797,663	0.27
PremierA	3/31/2026	$1,697,536	0.20
Fidelity Freedom® Blend 2040 Fund
Retail	3/31/2026	$728,254	0.47
Class A	3/31/2026	$27,237	0.47
Class M	3/31/2026	$4,299	0.47
Class C	3/31/2026	$3,972	0.47
Class I	3/31/2026	$37,781	0.47
Class Z	3/31/2026	$10,286	0.37

43

Fund/Class	As of	Net Assets (000 omitted)	Ratios of Advisory Fees to Average Net Assets Paid to FMR
Class K	3/31/2026	$55,455	0.37
Class K6A	3/31/2026	$1,682,787	0.27
PremierA	3/31/2026	$1,646,046	0.21
Fidelity Freedom® Blend 2045 Fund
Retail	3/31/2026	$531,413	0.47
Class A	3/31/2026	$225,058	0.47
Class M	3/31/2026	$4,157	0.47
Class C	3/31/2026	$4,387	0.47
Class I	3/31/2026	$44,018	0.47
Class Z	3/31/2026	$7,326	0.37
Class K	3/31/2026	$39,355	0.37
Class K6A	3/31/2026	$1,550,148	0.27
PremierA	3/31/2026	$1,606,536	0.20
Fidelity Freedom® Blend 2050 Fund
Retail	3/31/2026	$438,555	0.47
Class A	3/31/2026	$21,344,192	0.47
Class M	3/31/2026	$3,229	0.47
Class C	3/31/2026	$4,564	0.47
Class I	3/31/2026	$52,861	0.47
Class Z	3/31/2026	$4,560	0.37
Class K	3/31/2026	$41,265	0.37
Class K6A	3/31/2026	$1,443,537	0.27
PremierA	3/31/2026	$914,352	0.21
Fidelity Freedom® Blend 2055 Fund
Retail	3/31/2026	$290,099	0.47
Class A	3/31/2026	$20,882	0.47
Class M	3/31/2026	$3,000	0.47
Class C	3/31/2026	$2,839	0.47
Class I	3/31/2026	$45,155	0.47
Class Z	3/31/2026	$3,971	0.37
Class K	3/31/2026	$23,007	0.37
Class K6A	3/31/2026	$1,105,443	0.27
PremierA	3/31/2026	$851,067	0.21
Fidelity Freedom® Blend 2060 Fund
Retail	3/31/2026	$144,752	0.47
Class A	3/31/2026	$12,746	0.47
Class M	3/31/2026	$2,064	0.47
Class C	3/31/2026	$2,453	0.47
Class I	3/31/2026	$26,122	0.47
Class Z	3/31/2026	$1,824	0.37
Class K	3/31/2026	$14,717	0.37
Class K6A	3/31/2026	$674,824	0.27
PremierA	3/31/2026	$394,955	0.21
Fidelity Freedom® Blend 2065 Fund
Retail	3/31/2026	$58,143	0.47
Class A	3/31/2026	$9,464	0.47
Class M	3/31/2026	$1,122	0.47
Class C	3/31/2026	$1,971	0.47
Class I	3/31/2026	$8,261	0.47

44

Fund/Class	As of	Net Assets (000 omitted)	Ratios of Advisory Fees to Average Net Assets Paid to FMR
Class Z	3/31/2026	$1,128	0.37
Class K	3/31/2026	$7,222	0.37
Class K6A	3/31/2026	$253,737	0.27
PremierA	3/31/2026	$116,647	0.21
Fidelity Freedom® Blend 2070 Fund
Retail	3/31/2026	$3,309	0.47
Class A	3/31/2026	$226	0.47
Class M	3/31/2026	$96	0.47
Class C	3/31/2026	$88	0.47
Class I	3/31/2026	$445	0.47
Class Z	3/31/2026	$172	0.37
Class K	3/31/2026	$489	0.37
Class K6A	3/31/2026	$15,614	0.27
PremierA	3/31/2026	$5,552	0.20
Fidelity Freedom® Retirement Fund
Retail	3/31/2026	$1,285,675	0.46
Class K	3/31/2026	$597,764	0.41
Class K6A	3/31/2026	$487,120	0.24
PremierA	3/31/2026	$8	0.24
Fidelity Freedom® 2010 Fund
Retail	3/31/2026	$2,024,763	0.46
Class K	3/31/2026	$601,777	0.41
Class K6A	3/31/2026	$465,578	0.24
PremierA	3/31/2026	$7	0.26
Fidelity Freedom® 2015 Fund
Retail	3/31/2026	$2,453,036	0.50
Class K	3/31/2026	$971,850	0.45
Class K6A	3/31/2026	$883,872	0.26
PremierA	3/31/2026	$7	0.26
Fidelity Freedom® 2020 Fund
Retail	3/31/2026	$6,153,416	0.55
Class K	3/31/2026	$3,472,988	0.48
Class K6A	3/31/2026	$3,064,521	0.28
PremierA	3/31/2026	$7	0.26
Fidelity Freedom® 2025 Fund
Retail	3/31/2026	$6,544,822	0.59
Class K	3/31/2026	$6,661,128	0.52
Class K6A	3/31/2026	$6,593,362	0.35
PremierA	3/31/2026	$7	0.32
Fidelity Freedom® 2030 Fund
Retail	3/31/2026	$10,433,697	0.61
Class K	3/31/2026	$10,948,687	0.55
Class K6A	3/31/2026	$11,271,501	0.36
PremierA	3/31/2026	$7	0.35
Fidelity Freedom® 2035 Fund
Retail	3/31/2026	$8,175,290	0.65
Class K	3/31/2026	$10,730,569	0.59
Class K6A	3/31/2026	$11,343,526	0.39
PremierA	3/31/2026	$7	0.35

45

Fund/Class	As of	Net Assets (000 omitted)	Ratios of Advisory Fees to Average Net Assets Paid to FMR
Fidelity Freedom® 2040 Fund
Retail	3/31/2026	$9,333,551	0.67
Class K	3/31/2026	$10,528,862	0.62
Class K6A	3/31/2026	$11,399,657	0.43
PremierA	3/31/2026	$7	0.35
Fidelity Freedom® 2045 Fund
Retail	3/31/2026	$5,032,903	0.69
Class K	3/31/2026	$8,762,136	0.64
Class K6A	3/31/2026	$9,646,701	0.45
PremierA	3/31/2026	$7	0.35
Fidelity Freedom® 2050 Fund
Retail	3/31/2026	$4,374,252	0.69
Class K	3/31/2026	$7,835,227	0.64
Class K6A	3/31/2026	$8,964,315	0.45
PremierA	3/31/2026	$7	0.35
Fidelity Freedom® 2055 Fund
Retail	3/31/2026	$2,049,045	0.69
Class K	3/31/2026	$5,335,353	0.64
Class K6A	3/31/2026	$6,193,860	0.45
PremierA	3/31/2026	$7	0.35
Fidelity Freedom® 2060 Fund
Retail	3/31/2026	$906,517	0.69
Class K	3/31/2026	$2,915,998	0.64
Class K6A	3/31/2026	$3,578,609	0.45
PremierA	3/31/2026	$7	0.35
Fidelity Freedom® 2065 Fund
Retail	3/31/2026	$293,141	0.69
Class K	3/31/2026	$962,330	0.64
Class K6A	3/31/2026	$1,222,668	0.45
PremierA	3/31/2026	$7	0.35
Fidelity Freedom® 2070 Fund
Retail	3/31/2026	$27,156	0.69
Class K	3/31/2026	$50,473	0.64
Class K6A	3/31/2026	$72,342	0.45
PremierA	3/31/2026	$7	0.35
Fidelity Freedom® Index Retirement Fund
Investor	3/31/2026	$215,746	0.12
Institutional Premium	3/31/2026	$859,000	0.08
Premier	3/31/2026	$280,783	0.05
Premier II	3/31/2026	$470,194	0.04
Fidelity Freedom® Index 2010 Fund
Investor	3/31/2026	$147,645	0.12
Institutional Premium	3/31/2026	$424,763	0.08
Premier	3/31/2026	$76,772	0.05
Premier II	3/31/2026	$88,076	0.04
Fidelity Freedom® Index 2015 Fund
Investor	3/31/2026	$425,966	0.12
Institutional Premium	3/31/2026	$842,351	0.08

46

Fund/Class	As of	Net Assets (000 omitted)	Ratios of Advisory Fees to Average Net Assets Paid to FMR
Premier	3/31/2026	$290,557	0.05
Premier II	3/31/2026	$425,966	0.04
Fidelity Freedom® Index 2020 Fund
Investor	3/31/2026	$1,291,725	0.12
Institutional Premium	3/31/2026	$3,283,896	0.08
Premier	3/31/2026	$1,076,856	0.05
Premier II	3/31/2026	$1,131,877	0.04
Fidelity Freedom® Index 2025 Fund
Investor	3/31/2026	$2,135,317	0.12
Institutional Premium	3/31/2026	$7,443,288	0.08
Premier	3/31/2026	$2,630,064	0.05
Premier II	3/31/2026	$2,566,446	0.04
Fidelity Freedom® Index 2030 Fund
Investor	3/31/2026	$3,152,086	0.12
Institutional Premium	3/31/2026	$12,918,499	0.08
Premier	3/31/2026	$4,598,255	0.05
Premier II	3/31/2026	$3,996,520	0.04
Fidelity Freedom® Index 2035 Fund
Investor	3/31/2026	$3,378,494	0.12
Institutional Premium	3/31/2026	$13,694,018	0.08
Premier	3/31/2026	$5,135,819	0.05
Premier II	3/31/2026	$4,671,105	0.04
Fidelity Freedom® Index 2040 Fund
Investor	3/31/2026	$3,173,632	0.12
Institutional Premium	3/31/2026	$14,691,807	0.08
Premier	3/31/2026	$5,393,841	0.05
Premier II	3/31/2026	$4,632,824	0.04
Fidelity Freedom® Index 2045 Fund
Investor	3/31/2026	$2,627,780	0.12
Institutional Premium	3/31/2026	$13,122,105	0.08
Premier	3/31/2026	$5,032,436	0.05
Premier II	3/31/2026	$4,485,204	0.04
Fidelity Freedom® Index 2050 Fund
Investor	3/31/2026	$2,408,649	0.12
Institutional Premium	3/31/2026	$12,871,990	0.08
Premier	3/31/2026	$4,892,337	0.05
Premier II	3/31/2026	$4,091,212	0.04
Fidelity Freedom® Index 2055 Fund
Investor	3/31/2026	$1,844,607	0.12
Institutional Premium	3/31/2026	$10,072,468	0.08
Premier	3/31/2026	$3,506,943	0.05
Premier II	3/31/2026	$2,995,590	0.04
Fidelity Freedom® Index 2060 Fund
Investor	3/31/2026	$1,165,056	0.12
Institutional Premium	3/31/2026	$6,000,740	0.08
Premier	3/31/2026	$1,877,669	0.05
Premier II	3/31/2026	$1,844,204	0.04

47

Fund/Class	As of	Net Assets (000 omitted)	Ratios of Advisory Fees to Average Net Assets Paid to FMR
Fidelity Freedom® Index 2065 Fund
Investor	3/31/2026	$374,282	0.12
Institutional Premium	3/31/2026	$1,946,340	0.08
Premier	3/31/2026	$643,975	0.05
Premier II	3/31/2026	$846,322	0.04
Fidelity Freedom® Index 2070 Fund
Investor	3/31/2026	$31,758	0.12
Institutional Premium	3/31/2026	$98,009	0.08
Premier	3/31/2026	$28,199	0.05
Premier II	3/31/2026	$42,363	0.04

A	The fund has entered into an expense contract that obligates FMR to pay or provide for the payment of any fee or expense allocated at the class level and attributable to this class, and waive a portion of the management fee payable by this class, so that the class's total expenses do not exceed certain amounts on an annual basis with certain exceptions.
B	FMR does not charge an advisory fee in connection with advisory services.

48

APPENDIX H
Fidelity Management & Research Company (FMR) serves as each fund’s investment adviser. The principal business address for FMR is 245 Summer Street, Boston, Massachusetts 02210. The table below includes the date each fund’s Current Advisory Contract (as defined herein) was initially approved by the Board of Trustees.

TRUST/Funds	Date of Current Advisory Contract[1]	Shareholder Approval[2]
VARIABLE INSURANCE PRODUCTS FUND V:
VIP Freedom Retirement PortfolioSM	1/1/2020	4/25/2005
VIP Freedom 2010 PortfolioSM	1/1/2020	4/25/2005
VIP Freedom 2015 PortfolioSM	1/1/2020	4/25/2005
VIP Freedom 2020 PortfolioSM	1/1/2020	4/25/2005
VIP Freedom 2025 PortfolioSM	1/1/2020	4/25/2005
VIP Freedom 2030 PortfolioSM	1/1/2020	4/25/2005
VIP Freedom 2035 PortfolioSM	1/1/2020	4/7/2009
VIP Freedom 2040 PortfolioSM	1/1/2020	4/7/2009
VIP Freedom 2045 PortfolioSM	1/1/2020	4/7/2009
VIP Freedom 2050 PortfolioSM	1/1/2020	4/7/2009
VIP Freedom 2055 PortfolioSM	1/1/2020	4/10/2019
VIP Freedom 2060 PortfolioSM	1/1/2020	4/10/2019
VIP Freedom 2065 PortfolioSM	1/1/2020	4/10/2019
VIP Freedom 2070 PortfolioSM	3/7/2024	6/28/2024
VIP Investor Freedom Retirement PortfolioSM	1/1/2020	8/2/2005
VIP Investor Freedom 2010 PortfolioSM	1/1/2020	8/2/2005
VIP Investor Freedom 2015 PortfolioSM	1/1/2020	8/2/2005
VIP Investor Freedom 2020 PortfolioSM	1/1/2020	8/2/2005
VIP Investor Freedom 2025 PortfolioSM	1/1/2020	8/2/2005
VIP Investor Freedom 2030 PortfolioSM	1/1/2020	8/2/2005
VIP Investor Freedom 2035 PortfolioSM	3/10/2022	4/12/2023
VIP Investor Freedom 2040 PortfolioSM	3/10/2022	4/12/2023
VIP Investor Freedom 2045 PortfolioSM	3/10/2022	4/12/2023
VIP Investor Freedom 2050 PortfolioSM	3/10/2022	4/12/2023
VIP Freedom Lifetime Income® I Portfolio	1/1/2020	7/25/2005
VIP Freedom Lifetime Income® II Portfolio	1/1/2020	7/25/2005
VIP Freedom Lifetime Income® III Portfolio	1/1/2020	7/25/2005

[1]	The Board of Trustees approved each fund’s Current Advisory Contract with FMR on September 17, 2025.
[2]	Initial approval of management contract by sole initial shareholder.

49

APPENDIX I
The following tables include sales charge revenue collected and retained by FDC and fees FDC received from each VIP Freedom Fund pursuant to Distribution and Service Plans under Rule 12b-1 for the fiscal year ended December 31, 2025.

Fund/Class	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC
VIP Freedom Retirement PortfolioSM – Service Class	$68,622	$68,622	$0
VIP Freedom Retirement PortfolioSM – Service Class 2	$29,058	$29,058	$0
VIP Freedom 2010 PortfolioSM – Service Class	$16,412	$16,412	$0
VIP Freedom 2010 PortfolioSM – Service Class 2	$540,083	$540,083	$0
VIP Freedom 2015 PortfolioSM – Service Class	$10,926	$10,926	$0
VIP Freedom 2015 PortfolioSM – Service Class 2	$62,050	$62,050	$0
VIP Freedom 2020 PortfolioSM – Service Class	$108,275	$108,275	$0
VIP Freedom 2020 PortfolioSM – Service Class 2	$821,298	$821,298	$0
VIP Freedom 2025 PortfolioSM – Service Class	$200,202	$200,202	$0
VIP Freedom 2025 PortfolioSM – Service Class 2	$257,069	$257,069	$0
VIP Freedom 2030 PortfolioSM – Service Class	$406,866	$406,866	$0
VIP Freedom 2030 PortfolioSM – Service Class 2	$587,292	$587,292	$0
VIP Freedom 2035 PortfolioSM – Service Class	$209,262	$209,262	$0
VIP Freedom 2035 PortfolioSM – Service Class 2	$368,553	$368,553	$0
VIP Freedom 2040 PortfolioSM – Service Class	$246,434	$246,434	$0
VIP Freedom 2040 PortfolioSM – Service Class 2	$147,603	$147,603	$0
VIP Freedom 2045 PortfolioSM – Service Class	$71,780	$71,780	$0
VIP Freedom 2045 PortfolioSM – Service Class 2	$313,595	$313,595	$0
VIP Freedom 2050 PortfolioSM – Service Class	$63,392	$63,392	$0
VIP Freedom 2050 PortfolioSM – Service Class 2	$214,778	$214,778	$0
VIP Freedom 2055 PortfolioSM – Service Class	$10,804	$10,804	$0
VIP Freedom 2055 PortfolioSM – Service Class 2	$31,693	$31,693	$0
VIP Freedom 2060 PortfolioSM – Service Class	$12,589	$12,589	$0
VIP Freedom 2060 PortfolioSM – Service Class 2	$29,423	$29,423	$0
VIP Freedom 2065 PortfolioSM – Service Class	$5,044	$5,044	$0
VIP Freedom 2065 PortfolioSM – Service Class 2	$4,177	$4,177	$0
VIP Freedom 2070 PortfolioSM – Service Class	$331	$331	$0
VIP Freedom 2070 PortfolioSM – Service Class 2	$280	$280	$0

50

APPENDIX J
Matters Considered By The Board
At its May 2026 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Amended Contract) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requested and considered a broad range of information. The Board considered that each fund’s Amended Contract will not take effect unless the Amended Contract for all of the funds are approved by the funds’ respective shareholders.
The Board noted that, under each fund’s current management contract, the funds do not pay a management fee to FMR. Instead, the Board noted, each fund currently indirectly incurs a portion of the management fee and other expenses of each underlying fund in which each fund invests (Existing Underlying Funds) and that such expenses are currently reflected in each fund’s expense ratio as acquired fund fees and expenses. The Board considered that, under each fund’s Amended Contract, each class will pay a monthly management fee to FMR at an annual rate for the class and each fund would invest in different underlying funds (New Underlying Funds) that do not have management fees or other expenses, with certain limited exceptions.
Nature, Extent, and Quality of Services Provided. The Board previously received and considered materials relating to the nature, extent and quality of services to be provided by FMR and certain of its affiliates to each fund, including the resources dedicated to investment management and support services, shareholder and administrative services, and the benefits to shareholders of investment in a large fund family, in connection with its renewal of each fund’s current management contract at the September 2025 meeting. At the meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management contract should continue to benefit the fund’s shareholders. In connection with its approval of the Amended Contracts at its May 2026 meeting, the Board noted that such approval would not change each fund’s portfolio managers, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to each fund under the Amended Contract will continue to benefit the fund’s shareholders.
Competitiveness of Management Fee and Total Expense Ratio. In reviewing the Amended Contract for each fund, the Board considered each fund’s proposed class-level management fee rate out of which FMR will pay all operating expenses of each fund, with certain limited exceptions, and the projected total expense ratio [VIP Freedom Portfolios: of each class] of the fund.
[For VIP Freedom Portfolios: The Board noted that the proposed management fee for each class of VIP Freedom Retirement Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2055 Portfolio, VIP Freedom 2060 Portfolio, VIP Freedom 2065 Portfolio, and VIP Freedom 2070 Portfolio is at the median fee rate of funds and classes with similar Morningstar categories that have comparable investment mandates and sales load types (as classified by Lipper), regardless of whether their management fee structures are comparable, and the proposed management fee for each class of VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, and VIP Freedom 2050 Portfolio is above the median.] [For VIP Investor Freedom and VIP Freedom Lifetime Income Portfolios: The Board noted that the proposed management fee rate for each fund is above the median fee rate of funds and classes with similar Morningstar categories that have comparable investment mandates and sales load types (as classified by Lipper), regardless of whether their management fee structures are comparable.] The Board noted that the majority of the funds in the peer groups charge low to no top-level management fees because most fees are charged at the underlying fund level. The Board further noted that of the funds that do charge management fees, the majority do not have unitary or all-inclusive fees similar to the funds’ proposed unitary fee structures, which will cover all operating expenses with certain exceptions. The Board also noted that acquired fund fees and expenses are not reflected in management fee comparisons. The Board noted that given the varying fee structures in the peer groups, Fidelity believes that a comparison of total expense ratios is more useful.
Additionally, the Board considered that the increase in the management fee will be offset by the decrease in each fund’s acquired fund fees and expenses as a result of the change from the Existing Underlying Funds to the New Underlying Funds. The Board noted that the increased management fee and decreased acquired fund fees and expenses are expected to have the combined effect of reducing the total expenses incurred by shareholders of each fund by at least two basis points. The Board also noted that the funds’ total expenses are expected to be more predictable because the funds’ investment decisions will not result in shifting expense levels.
[for VIP Freedom Portfolios: The Board also considered that the projected total net expense ratio of Initial Class of each fund and Service Class of VIP Freedom Retirement Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2055 Portfolio, VIP Freedom 2060 Portfolio, VIP Freedom 2065 Portfolio, and VIP Freedom 2070 Portfolio is at or below the median of those funds and classes used by the Board for management fee comparisons, and the projected total net expense ratio of Service Class of VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, and VIP Freedom 2050 Portfolio and Service Class 2 of each fund is above the median. The Board considered that

51

Service Class and Service Class 2 have a 0.10% and 0.25% 12b-1 fee, respectively, whereas the majority of the funds/classes in the variable annuity universe do not have 12b-1 fees. Additionally, the VIP target date peer groups may contain a combination of active, blend and passive competitors.]
[For VIP Investor Freedom and VIP Freedom Lifetime Income Portfolios: The Board also considered that the projected total net expense ratio of each fund is below the median of those funds and classes used by the Board for management fee comparisons.]
The Board noted that any difference in management fee rates between classes of each fund will be the result of separate arrangements for class level services and/or waivers of certain expenses. The Board further noted that such differences will not be the result of any difference in advisory or custodial fees or other expenses related to the management of a fund’s assets, which will not vary by class.
Based on its review, the Board concluded that the management fee and the projected total expense ratio [VIP Freedom Portfolios: of each class] of each fund were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability. The Board considered that it previously reviewed information regarding the revenues earned and the expenses incurred by Fidelity in providing services to each fund and the level of Fidelity’s profitability. At its September 2025 meeting, the Board concluded that it was satisfied that the profitability of Fidelity in connection with the operation of the fund was not excessive.
Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the fund and of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its September 2025 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. The Board will continue to review economies of scale in connection with future renewals of the Amended Contract.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund’s Amended Contract should be approved.

52

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2026 FMR LLC. All rights reserved. The third party marks appearing above are the marks of their respective owners.
The term VIP as used in this document refers to Fidelity® Variable Insurance Products.

1.9922905.100	VIPFF26-PXS-0826

53

Fidelity INVESTMENTS

P.O. BOX 28015
ALBUQUERQUE, NM 87125-8015

Vote this proxy card TODAY!
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Vote by Mail!

MAIL: Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01189-TBD

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DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter.
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgement.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	FOR	AGAINST	ABSTAIN
1. To approve an amended and restated management contract between the fund and Fidelity Management & Research Company LLC.	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Signature(s) (Title(s), if applicable) ***(Sign in the Box)***

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

T01190-TBD

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Jennifer Toolin McAuliffe, Robert W. Helm, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on October 14, 2026 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

**CONTINUED AND TO BE SIGNED ON
REVERSE SIDE**

Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

•	What is Proxy Voting?
•	When will I receive the information I need to vote?
•	How can I submit a proxy vote?
•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
•	I used to enter a control number when voting proxy, why is this now no longer required?
•	I voted and I would like to change my vote, is this possible?
•	When can I expect to receive proxy materials?

Q: What is Proxy Voting?

A:

Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting.

Q: When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q: How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Please note, online and telephone voting is available up until 11:59 PM EST on the day prior to the scheduled meeting. In order to vote on the day of the meeting, you must attend the meeting.

Q: I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method.

Q: I used to enter a control number when voting proxy, why is this now no longer required?

A:

By using institutional.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q: I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

1059179.2

RD_13569_26751

Past performance is no guarantee of future results.

Unless otherwise expressly disclosed to you in writing, the information provided in this material is for educational purposes only. Any viewpoints expressed by Fidelity are not intended to be used as a primary basis for your investment decisions and are based on facts and circumstances at the point in time they are made and are not particular to you. Accordingly, nothing in this material constitutes impartial investment advice or advice in a fiduciary capacity, as defined or under the Employee Retirement Income Security Act of

1974 or the Internal Revenue Code of 1986, both as amended. Fidelity and its representatives may have a conflict of interest in the products or services mentioned in this material because they have a financial interest in the products or services and may receive compensation, directly or indirectly, in connection with the management, distribution, and/or servicing of these products or services, including Fidelity funds, certain third-party funds and products, and certain investment services. Before making any investment decisions, you should take into account all of the particular facts and circumstances of your or your client’s individual situation and reach out to an investment professional, if applicable.

Registered investment products (including mutual funds and ETFs) and collective investment trusts managed by Fidelity Management Trust Company (FMTC) are offered by Fidelity Distributors Company LLC (FDC LLC), a registered broker-dealer. Fidelity Institutional Asset Management (FIAM) investment management services and products are managed by the Fidelity Investments companies of FIAM LLC, a U.S. registered investment adviser, or Fidelity Institutional Asset Management Trust Company, a New Hampshire trust company. FIAM products and services may be presented by FDC LLC, a non-exclusive financial intermediary affiliated with FIAM and compensated for such services.

Before investing have your client consider the funds’, variable investment products’, exchange-traded products’, or 529 Plans’ investment objectives, risks, charges, and expenses. Contact Fidelity for a prospectus or a summary prospectus, if available, or offering statement containing this information. Have your client read it carefully.

The use of the term “advisor(s)” throughout this site shall refer to both investment advisors and broker dealers as a collective term.

Proxy Voting Q&A posted on fidelity.com

Proxy Voting by Shareholders of Fidelity Funds

Thank you for investing with Fidelity!

A mutual fund is an investment company, and your investment in shares of a Fidelity mutual fund makes you a shareholder of the fund. As a shareholder, you are entitled to vote on matters presented at a fund’s shareholder meeting.

Mutual funds, like other companies, hold shareholder meetings to present and discuss important management decisions that require shareholder input, including proposed changes to fund services or certain policies.

•	You are entitled to one vote for each dollar of net asset value you own.

The Trustees of your Fidelity Fund— most of whom are not affiliated with Fidelity—are responsible for considering your interests as a shareholder.

•	One privilege of a mutual fund shareholder is to participate in electing the Trustees for your Fidelity Fund.
•	In turn, the Trustees, after careful review, may request your vote on other proposals that affect the fund and your investment in it.

We believe that voting by proxy online or by phone is the most convenient way for you to participate in a Fidelity Fund vote.

•	You can cast a proxy vote online, over the telephone, or through postal mail.
•	That way, your vote can be counted without your having to attend the meeting in person.
•	Or you may attend a shareholder meeting to vote in person.

We appreciate your placing your trust in Fidelity, and thank you for allowing us to help you achieve your financial goals.

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Frequently Asked Questions

+	What is proxy voting?
+	When will I receive the information I need to vote?
+	How can I submit a proxy vote?
+	I consented for eDelivery of proxy materials—is it possible to receive hard copy paper materials instead?
+	I used to enter a PIN when voting proxy—why is this no longer required?
+	I voted and I would like to change my vote—is this possible?
+	Does my vote matter?
+	Who are “Computershare”, “Broadridge” and D.F. King?
+	How can I opt out of telephone calls about shareholder proxy voting?

Frequently Asked Questions

- What is proxy voting?

When your vote is requested on proposals that affect the fund and your investment in it, you could, if you wanted, attend the shareholder meeting in person—or you could vote by proxy online or by phone. This way, your vote can be counted without your having to attend the meeting in person.

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-When will I receive the information I need to vote?

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

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-How can I submit a proxy vote?

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

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-I consented for eDelivery of proxy materials—is it possible to receive hard copy paper materials instead?

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 800-343-3548. On the voting screen, you may also choose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink® Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences. [if shareholder clicks on the “log in” icon a window appears where they can log in to NetBenefits and update their mail preferences.]

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-I used to enter a PIN when voting proxy—why is this no longer required?

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

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-I voted and I would like to change my vote—is this possible?

Yes, you can vote again using the “Voted” link in the Action column as long as voting is still open. The latest valid vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Does my vote matter?

Your vote is extremely important, no matter how large or small your holdings may be.

In order to take action at a Fidelity Funds shareholder meeting, a quorum must be achieved. Quorum is achieved when a sufficient number of shareholders are represented in person or by proxy at the shareholder meeting. If quorum is not achieved, the meeting may adjourn to a future date.

Fidelity and/or a third-party proxy vendor attempts to reach shareholders via multiple mailings or emails to remind them to cast their votes. As the meeting date approaches, phone calls may be made to shareholders who have not yet voted.

Voting your shares immediately when you receive notification will help the meeting achieve quorum and minimize additional expense and efforts to contact you by email or phone to solicit your vote.

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-Who are “Computershare”, “Broadridge” and D.F. King?

The shareholder proxy voting process is typically managed on behalf of the Fidelity funds by a proxy vendor. Fidelity may hire a third-party proxy vendor to call shareholders and record proxy votes. Computershare, Broadridge and D.F. King are examples of third-party proxy vendors that may have been retained by the Fidelity Funds.

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-How can I opt out of telephone calls about shareholder proxy voting?

Please call Fidelity at 800-343-3548 to make this request.

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Log Into Your Accounts For Proxy Materials (if any)Log In Required . [if shareholder clicks on the “log in” icon a window appears where they can log in to NetBenefits for proxy materials.]

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Proxy Help posted on institutional.fidelity.com

Proxy Materials Table

Proxy Type/Control Number

This column explains what type of shareholder meeting is taking place, and provides you with a unique control number that you’ll need to confirm your identity to submit a proxy vote. You might be asked to insert a security code in addition to the control number.

Due Date

The Due Date column reflects the meeting date minus one day. If you would like to cast a proxy vote online or by telephone, you will have the opportunity to do so up until 11:59 PM EST on the day prior to the scheduled meeting. If you would like to vote on the day of the meeting, you may do so by attending the meeting.

Status

The status column tells you which action you can take for a particular meeting, whether it’s casting a vote (Vote), changing a vote (Voted), or Meeting Closed.

Last Action Taken

This column shows the date on which you last voted or changed your vote, regardless of the method you used to submit your vote – by mail, telephone, or online.

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RD_13569_26752

Past performance is no guarantee of future results.

Unless otherwise expressly disclosed to you in writing, the information provided in this material is for educational purposes only. Any viewpoints expressed by Fidelity are not intended to be used as a primary

Proxy Help posted on institutional.fidelity.com

basis for your investment decisions and are based on facts and circumstances at the point in time they are made and are not particular to you. Accordingly, nothing in this material constitutes impartial investment advice or advice in a fiduciary capacity, as defined or under the Employee Retirement Income Security Act of 1974 or the Internal Revenue Code of 1986, both as amended. Fidelity and its representatives may have a conflict of interest in the products or services mentioned in this material because they have a financial interest in the products or services and may receive compensation, directly or indirectly, in connection with the management, distribution, and/or servicing of these products or services, including Fidelity funds, certain third-party funds and products, and certain investment services. Before making any investment decisions, you should take into account all of the particular facts and circumstances of your or your client’s individual situation and reach out to an investment professional, if applicable.

Registered investment products (including mutual funds and ETFs) and collective investment trusts managed by Fidelity Management Trust Company (FMTC) are offered by Fidelity Distributors Company LLC (FDC LLC), a registered broker-dealer. Fidelity Institutional Asset Management (FIAM) investment management services and products are managed by the Fidelity Investments companies of FIAM LLC, a U.S. registered investment adviser, or Fidelity Institutional Asset Management Trust Company, a New Hampshire trust company. FIAM products and services may be presented by FDC LLC, a non-exclusive financial intermediary affiliated with FIAM and compensated for such services.

Before investing have your client consider the funds’, variable investment products’, exchange-traded products’, or 529 Plans’ investment objectives, risks, charges, and expenses. Contact Fidelity for a prospectus or a summary prospectus, if available, or offering statement containing this information. Have your client read it carefully.

The use of the term “advisor(s)” throughout this site shall refer to both investment advisors and broker dealers as a collective term.